SchwabFunds(R)



SCHWAB MARKETMANAGER
PORTFOLIOS(R)



                                  ANNUAL REPORT
                                       AND
                          AN IMPORTANT NOTICE REGARDING
                             DELIVERY OF SHAREHOLDER
                                    DOCUMENTS


October 31, 2000

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

MAILING OF YOUR SCHWABFUNDS(R) SHAREHOLDER DOCUMENTS MAY BE HOUSEHOLDED INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE.

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES AND SHAREHOLDER REPORTS ARE AVAILABLE FREE OF CHARGE AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SCHWABFUNDS PROSPECTUSES ARE ALSO AVAILABLE ON OUR WEB SITE AT www.schwab.com/schwabfunds.

If you would prefer that your SchwabFunds mailings not be householded, please contact:

SCHWAB SIGNATURE SERVICES(TM) CLIENTS
Schwab Signature Services.

INVESTMENT MANAGER CLIENTS
Schwab at 1-800-515-2157, or your Investment Manager.

ALL OTHER CLIENTS
Schwab at 1-800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

SchwabFunds(R)



SCHWAB MARKETMANAGER
PORTFOLIOS(R)

-  GROWTH

-  BALANCED

-  SMALL CAP

-  INTERNATIONAL



Annual Report
October 31, 2000

SCHWAB MARKETMANAGER PORTFOLIOS(R)

We are pleased to bring you this annual report for the Schwab MarketManager Portfolios (the portfolios) for the period ended October 31, 2000. In this report you will find performance statistics and other useful information for the following four portfolios:

     - Schwab MarketManager Growth Portfolio

     - Schwab MarketManager Balanced Portfolio

     - Schwab MarketManager Small Cap Portfolio

     - Schwab MarketManager International Portfolio

We appreciate that our investors recognize that the MarketManager Portfolios can be a smart and efficient way to participate in a professionally managed portfolio of actively managed mutual funds. Portfolio Manager Jeff Mortimer and his team, supported by the Schwab Center for Investment Research, use sophisticated quantitative tools and techniques to provide a level of day-to-day portfolio analysis and management that few investors could replicate.

FUND LISTINGS

The MarketManager Portfolios are listed in The Wall Street Journal, USA Today, Investor's Business Daily and most local newspapers as follows under the heading SchwabFunds:(R)

         Newspaper Listing*     Symbol
         ------------------     ------
         MM Gro                 SWOGX
         MM Bal                 SWOBX
         MM SCp                 SWOSX
         MM Intl                SWOIX

* Note that newspaper listings will indicate the previous day's quotation.



CONTENTS

A Message from the Chairman                      1

Market Overview                                  2

Schwab MarketManager Growth Portfolio
        Portfolio Performance                    7
        Portfolio Snapshot                       9

Schwab MarketManager Balanced Portfolio
        Portfolio Performance                   11
        Portfolio Snapshot                      13

Schwab MarketManager Small Cap Portfolio
        Portfolio Performance                   15
        Portfolio Snapshot                      17

Schwab MarketManager International Portfolio
        Portfolio Performance                   19
        Portfolio Snapshot                      21

Portfolio Management                            23

Portfolio Discussion                            24

Glossary                                        28

Financial Statements and Notes                  30

A MESSAGE FROM THE CHAIRMAN

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

During the last few years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. In recent months, however, investors have been subject to larger swings in the market, even within the span of a single day.

Given this divergent environment, the message is clear: Expect volatility, maintain a long-term view and ensure your investment strategy is appropriate for your risk tolerance and time horizon. One way to lessen the impact of volatility on your portfolio is to adequately diversify your investments, both within and across asset sectors, namely stocks, bonds and cash equivalents. With its broad range of funds, SchwabFunds(R) can help form the foundation of a diversified investment plan. Our asset allocation funds can even provide diversification within a single fund.

We recently added four new sector funds, the Schwab Focus Funds, to our SchwabFunds offering. Each invests in a group of industries within a specific sector -- Communications, Financial Services, Healthcare and Technology -- and can be an effective complement to individual stock investing. Each Focus Fund concentrates its investing in companies in a specific sector and may involve a greater degree of risk than an investment in mutual funds with broader diversification. For more information on the Schwab Focus Funds, please call 1-800-435-4000 and request a free prospectus. The prospectus contains more information on fund fees and expenses as well as risks. Please read it carefully before investing.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all the SchwabFunds, including performance data, are available on our Web site at www.schwab.com/schwabfunds. We encourage you to take advantage of this valuable resource.

Thank you for your investment in SchwabFunds. For its part, SchwabFunds will do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles Schwab

Charles Schwab
October 31, 2000

MARKET OVERVIEW

GROWTH PERIOD IS THE LONGEST
IN U.S. HISTORY.

As of October 31, 2000, U.S. economic expansion was in the middle of its tenth year, marking the longest period of continuous growth in U.S. history. The main force behind the expansion has been high levels of consumer spending, fueled by increases in personal income, personal wealth and consumer confidence.

The pace of economic growth remained robust through the second quarter of 2000, then moderated somewhat in the third quarter, in part due to reduced government spending. Actual Q3 growth was lower than many analysts had expected.

Although energy prices soared, inflation still appears to remain in check. The GDP price deflator, a widely used inflation indicator, declined slightly from 2.4% in the second quarter to 2.0% in the third quarter.

Source: Bloomberg L.P.



PRODUCTIVITY EMERGES AS A KEY FACTOR.

[PHOTO OF CAR ASSEMBLY LINE]

In recent years, the Federal Reserve Bank (the Fed) demonstrated its resolve to moderate the pace of the economy's growth by raising short-term interest rates (since June 1999, it has raised these rates six



ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of four widely used measures of securities market performance, including U.S. stocks and bonds and international stocks.

                 [ASSET CLASS PERFORMANCE COMPARISON LINE GRAPH]

                                    Lehman Brothers*
                                     U.S. Aggregate
                                       Bond Index          MSCI-EAFE(R) Index**  Russell 2000(R) Index*** S&P 500(R) Index****
                                       ----------          ------------------    ---------------------    ----------------
      11/5/99                             0.0061                 0.005                 0.0323              0.0054
     11/12/99                             0.0073                  0.02                 0.0495              0.0244
     11/19/99                             0.0032                 0.039                 0.0762              0.0435
     11/26/99                             0.0011                 0.052                 0.0708              0.0395
      12/3/99                             0.0015                 0.053                 0.0843              0.0522
     12/10/99                             0.0078                 0.067                 0.0894               0.041
     12/17/99                             -0.003                 0.068                 0.0889              0.0439
     12/24/99                            -0.0061                 0.107                 0.1268              0.0713
     12/31/99                            -0.0051                 0.126                 0.1796              0.0804
       1/7/00                            -0.0057                 0.074                 0.1415                0.06
      1/14/00                            -0.0103                 0.101                 0.1867              0.0774
      1/21/00                            -0.0119                 0.076                 0.2483              0.0599
      1/28/00                            -0.0052                 0.071                 0.1801              0.0002
       2/4/00                            -0.0039                 0.093                 0.2292              0.0481
      2/11/00                            -0.0068                   0.1                 0.2568              0.0207
      2/18/00                            -0.0015                 0.083                  0.277             -0.0095
      2/25/00                              0.005                 0.092                 0.3029             -0.0189
       3/3/00                             0.0068                 0.115                 0.4004              0.0381
      3/10/00                             0.0048                 0.114                 0.4137              0.0277
      3/17/00                             0.0118                 0.101                 0.3458              0.0788
      3/24/00                             0.0105                 0.123                 0.3449              0.1251
      3/31/00                             0.0168                 0.121                 0.2632              0.1049
       4/7/00                             0.0249                  0.11                 0.2726               0.118
      4/14/00                             0.0242                 0.071                  0.064              0.0002
      4/21/00                             0.0233                 0.062                 0.1297              0.0577
      4/28/00                             0.0138                 0.061                 0.1872              0.0717
       5/5/00                            -0.0004                 0.057                  0.203              0.0571
      5/12/00                            -0.0017                 0.046                 0.1521              0.0485
      5/19/00                             0.0003                 0.008                 0.1258              0.0381
      5/26/00                             0.0112                 0.014                 0.0738              0.0168
       6/2/00                              0.023                 0.081                 0.2045              0.0916
       6/9/00                             0.0262                 0.079                 0.2287              0.0766
      6/16/00                             0.0349                 0.075                 0.2075              0.0822
      6/23/00                             0.0253                 0.065                 0.2002              0.0652
      6/30/00                             0.0344                 0.073                 0.2155              0.0757
       7/7/00                             0.0391                 0.083                 0.2406              0.0937
      7/14/00                             0.0376                 0.079                 0.2748              0.1166
      7/21/00                             0.0434                 0.055                  0.228              0.0946
      7/28/00                             0.0433                  0.02                  0.152              0.0501
       8/4/00                             0.0513                 0.016                 0.1839              0.0827
      8/11/00                             0.0531                 0.031                 0.2002              0.0893
      8/18/00                             0.0544                 0.039                 0.2129               0.104
      8/25/00                             0.0584                 0.046                 0.2359               0.115
      9/01/00                             0.0616                 0.057                 0.2758               0.127
       9/8/00                             0.0606                 0.014                 0.2598              0.1075
      9/15/00                             0.0588                -0.009                 0.2506              0.0862
      9/22/00                             0.0613                -0.024                 0.2224              0.0735
      9/29/00                             0.0657                -0.017                 0.2293              0.0653
      10/6/00                             0.0654                 -0.02                 0.1579              0.0448
     10/13/00                             0.0692                -0.051                 0.1332               0.019
     10/20/00                             0.0749                -0.052                   0.15              0.0361
     10/27/00                             0.0736                -0.037                 0.1321              0.0233
     10/31/00                              0.073                -0.029                 0.1741              0.0609

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Data source:
Charles Schwab & Co., Inc. (Schwab).

   * measures the U.S. bond market
  ** measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the
     Far East
 *** measures U.S. small-cap stocks
**** measures U.S. large-cap stocks
times). The Fed has voiced concern that increases in wages could outpace gains in productivity, forcing companies to boost prices and potentially sparking inflation.

Productivity gains are important because they enable companies to achieve greater output for every dollar spent for labor costs. Spurred mainly by technological advances, productivity grew at 4.0% during the first half of 2000 and 3.3% during the third quarter (these figures include all economic sectors except farming). However, third quarter productivity gains were partially offset by a 2.5% increase in unit labor costs--costs that had declined in the previous quarter. Source: Bloomberg L.P.

UNEMPLOYMENT HITS NEW LOWS, YET INFLATION REMAINS AT BAY.

[PHOTO OF MAN WELDING]

The unemployment rate has been trending downward for years. In April it fell below 4%--the lowest level in 30 years and one previously considered improbable without high inflation.

Overall, labor markets continue to be extremely tight, and there has been evidence in some regions of labor shortages driving up wages. In spite of these regional trends, overall increases in prices and wages during the report period were relatively



SIX FACTORS AND THEIR EFFECTS ON THESE FUNDS.

The following charts show recent figures for five common measures of the state of the U.S. economy and the stock market, as well as one measure of international stock performance.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

The U.S. economy has grown steadily for more than nine years. Real GDP grew at a 2.4% annualized rate in Q3 2000--slower than the 5.2% for the first half of the year.

[BAR CHART]

      Dec-90       -3.2
      Mar-91         -2
      Jun-91        2.3
      Sep-91          1
      Dec-91        2.2
      Mar-92        3.8
      Jun-92        3.8
      Sep-92        3.1
      Dec-92        5.4
      Mar-93       -0.1
      Jun-93        2.5
      Sep-93        1.8
      Dec-93        6.2
      Mar-94        3.4
      Jun-94        5.7
      Sep-94        2.2
      Dec-94          5
      Mar-95        1.5
      Jun-95        0.8
      Sep-95        3.1
      Dec-95        3.2
      Mar-96        2.9
      Jun-96        6.8
      Sep-96          2
      Dec-96        4.6
      Mar-97        4.4
      Jun-97        5.9
      Sep-97        4.2
      Dec-97        2.8
      Mar-98        6.5
      Jun-98        2.9
      Sep-98        3.4
      Dec-98        5.6
      Mar-99        3.5
      Jun-99        2.5
      Sep-99        5.7
      Dec-99        8.3
      Mar-00        4.8
      Jun-00        5.6
      Sep-00        2.4

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

modest, due in part to strong productivity gains. However, an upturn in labor costs may make the Fed more sensitive to other potential signs of inflation.

STOCKS STUMBLE, RECOVER; MOST BONDS POST HEALTHY RETURNS.

U.S. equities, as measured by the major indices (chart, page 2) had positive returns for the report period. By historical standards, they also remained highly valued (P/E chart, page 5).

                         [PHOTO OF THE STOCK EXCHANGE]

--------------------------------------------------------------------------------
"Old economy" stocks and value stocks regained popularity as many newer company stocks fell.
--------------------------------------------------------------------------------

However, the report period saw extreme volatility in the stock market, particularly for U.S. stocks. In March and April, the P/E for the Nasdaq 100 Index lost one-third of its value in just a two-week period. (The Nasdaq 100 Index reflects 100 of the largest Nasdaq companies across major industry groups, including computers, telecommunications, retail/wholesale and biotechnology, but excluding financial companies.) Volatility continued through



U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment hit a three-decade low of 3.9% in April. Although it trended up to 4.1% during the summer months, it closed the reporting period back at 3.9%.

[LINE GRAPH]


    Sep-90         5.9
    Oct-90         5.9
    Nov-90         6.2
    Dec-90         6.3
    Jan-91         6.4
    Feb-91         6.6
    Mar-91         6.8
    Apr-91         6.7
    May-91         6.9
    Jun-91         6.9
    Jul-91         6.8
    Aug-91         6.9
    Sep-91         6.9
    Oct-91           7
    Nov-91           7
    Dec-91         7.3
    Jan-92         7.3
    Feb-92         7.4
    Mar-92         7.4
    Apr-92         7.4
    May-92         7.6
    Jun-92         7.8
    Jul-92         7.7
    Aug-92         7.6
    Sep-92         7.6
    Oct-92         7.3
    Nov-92         7.4
    Dec-92         7.4
    Jan-93         7.3
    Feb-93         7.1
    Mar-93           7
    Apr-93         7.1
    May-93         7.1
    Jun-93           7
    Jul-93         6.9
    Aug-93         6.8
    Sep-93         6.7
    Oct-93         6.8
    Nov-93         6.6
    Dec-93         6.5
    Jan-94         6.8
    Feb-94         6.6
    Mar-94         6.5
    Apr-94         6.4
    May-94         6.1
    Jun-94         6.1
    Jul-94         6.3
    Aug-94           6
    Sep-94         5.8
    Oct-94         5.8
    Nov-94         5.6
    Dec-94         5.5
    Jan-95         5.6
    Feb-95         5.4
    Mar-95         5.4
    Apr-95         5.8
    May-95         5.6
    Jun-95         5.6
    Jul-95         5.7
    Aug-95         5.7
    Sep-95         5.6
    Oct-95         5.5
    Nov-95         5.6
    Dec-95         5.6
    Jan-96         5.7
    Feb-96         5.5
    Mar-96         5.5
    Apr-96         5.5
    May-96         5.6
    Jun-96         5.3
    Jul-96         5.5
    Aug-96         5.1
    Sep-96         5.2
    Oct-96         5.2
    Nov-96         5.4
    Dec-96         5.4
    Jan-97         5.3
    Feb-97         5.3
    Mar-97         5.2
    Apr-97           5
    May-97         4.9
    Jun-97           5
    Jul-97         4.8
    Aug-97         4.8
    Sep-97         4.9
    Oct-97         4.7
    Nov-97         4.6
    Dec-97         4.7
    Jan-98         4.7
    Feb-98         4.6
    Mar-98         4.7
    Apr-98         4.3
    May-98         4.4
    Jun-98         4.5
    Jul-98         4.5
    Aug-98         4.5
    Sep-98         4.5
    Oct-98         4.5
    Nov-98         4.4
    Dec-98         4.4
    Jan-99         4.3
    Feb-99         4.4
    Mar-99         4.2
    Apr-99         4.3
    May-99         4.2
    Jun-99         4.3
    Jul-99         4.3
    Aug-99         4.2
    Sep-99         4.2
    Oct-99         4.1
    Nov-99         4.1
    Dec-99         4.1
    Jan-00           4
    Feb-00         4.1
    Mar-00         4.1
    Apr-00         3.9
    May-00         4.1
    Jun-00           4
    Jul-00           4
    Aug-00         4.1
    Sep-00         3.9
    Oct-00         3.9

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.



MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 3.4% for the 12 months ended October 31, 2000 (2.5% if food and energy are excluded). ECI rose 4.3% for the 12 months ended September 30, 2000.

[LINE GRAPH]

                           CPI               ECI
                           ---               ---
          Sep-90           6.2               5.2
          Oct-90           6.4               5.2
          Nov-90           6.3               5.2
          Dec-90           6.3               4.9
          Jan-91           5.6               4.9
          Feb-91           5.3               4.9
          Mar-91           4.9               4.6
          Apr-91           4.8               4.6
          May-91             5               4.6
          Jun-91           4.7               4.6
          Jul-91           4.4               4.6
          Aug-91           3.8               4.6
          Sep-91           3.4               4.3
          Oct-91           2.8               4.3
          Nov-91           3.1               4.3
          Dec-91             3               4.3
          Jan-92           2.7               4.3
          Feb-92           2.8               4.3
          Mar-92           3.2                 4
          Apr-92           3.2                 4
          May-92             3                 4
          Jun-92             3               3.6
          Jul-92           3.2               3.6
          Aug-92           3.1               3.6
          Sep-92             3               3.5
          Oct-92           3.3               3.5
          Nov-92           3.1               3.5
          Dec-92             3               3.5
          Jan-93           3.2               3.5
          Feb-93           3.2               3.5
          Mar-93             3               3.5
          Apr-93           3.2               3.5
          May-93           3.2               3.5
          Jun-93             3               3.6
          Jul-93           2.8               3.6
          Aug-93           2.8               3.6
          Sep-93           2.8               3.6
          Oct-93           2.8               3.6
          Nov-93           2.7               3.6
          Dec-93           2.8               3.5
          Jan-94           2.5               3.5
          Feb-94           2.5               3.5
          Mar-94           2.6               3.2
          Apr-94           2.4               3.2
          May-94           2.3               3.2
          Jun-94           2.5               3.2
          Jul-94           2.7               3.2
          Aug-94           2.9               3.2
          Sep-94             3               3.2
          Oct-94           2.6               3.2
          Nov-94           2.7               3.2
          Dec-94           2.6                 3
          Jan-95           2.8                 3
          Feb-95           2.9                 3
          Mar-95           2.9               2.9
          Apr-95           2.8               2.9
          May-95           3.1               2.9
          Jun-95             3               2.9
          Jul-95           2.8               2.9
          Aug-95           2.6               2.9
          Sep-95           2.5               2.7
          Oct-95           2.8               2.7
          Nov-95           2.6               2.7
          Dec-95           2.6               2.8
          Jan-96           2.7               2.8
          Feb-96           2.7               2.8
          Mar-96           2.9               2.8
          Apr-96           2.8               2.8
          May-96           2.9               2.8
          Jun-96           2.8               2.9
          Jul-96           2.9               2.9
          Aug-96           2.8               2.9
          Sep-96             3               2.8
          Oct-96             3               2.8
          Nov-96           3.2               2.8
          Dec-96           3.2               2.9
          Jan-97             3               2.9
          Feb-97             3               2.9
          Mar-97           2.8               2.9
          Apr-97           2.5               2.9
          May-97           2.2               2.9
          Jun-97           2.3               2.8
          Jul-97           2.2               2.8
          Aug-97           2.2               2.8
          Sep-97           2.2                 3
          Oct-97           2.1                 3
          Nov-97           1.9                 3
          Dec-97           1.7               3.3
          Jan-98           1.6               3.3
          Feb-98           1.4               3.3
          Mar-98           1.4               3.3
          Apr-98           1.5               3.3
          May-98           1.7               3.3
          Jun-98           1.6               3.5
          Jul-98           1.7               3.5
          Aug-98           1.7               3.5
          Sep-98           1.4               3.7
          Oct-98           1.4               3.7
          Nov-98           1.5               3.7
          Dec-98           1.6               3.4
          Jan-99           1.7               3.4
          Feb-99           1.7               3.4
          Mar-99           1.8                 3
          Apr-99           2.3                 3
          May-99           2.1                 3
          Jun-99             2               3.2
          Jul-99           2.1               3.2
          Aug-99           2.3               3.2
          Sep-99           2.6               3.1
          Oct-99           2.6               3.1
          Nov-99           2.6               3.1
          Dec-99           2.7               3.4
          Jan-00           2.7               3.4
          Feb-00           3.2               3.4
          Mar-00           3.8               4.3
          Apr-00           3.1               4.3
          May-00           3.2               4.3
          Jun-00           3.7               4.4
          Jul-00           3.7               4.4
          Aug-00           3.4               4.4
          Sep-00           3.5               4.3
          Oct-00           3.4

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

the end of the report period as investors shifted their focus from hard-hit sectors such as technology to undervalued and established companies.

Outside the U.S., stocks were held back by uncertainty over oil prices and corporate earnings. For U.S. investors, the continued rise of the dollar against the euro and yen was a factor as well, because it eroded the dollar value of foreign stocks.

[PHOTO OF PEOPLE WINDOW SHOPPING]

A major factor for bonds during the report period was the U.S. Treasury's decision to use some of the budget surplus to buy back its own bonds. This created a major change in the picture for supply and demand of bonds, and resulted in an inverted yield curve (a situation where short-term bonds actually pay higher yields than long-term bonds). While short-term interest rates rose during the report period, intermediate and long-term rates actually fell. Although these events were comparatively unusual, their net effect on performance was generally positive for bond investments.

LOOKING AHEAD: GROWTH MAY CONTINUE, BUT RATE MAY SLOW.

Through its aggressive tightening of short-term interest rates in late 1999 and the first half of 2000,




S&P 500(R) PRICE/EARNINGS RATIO (P/E)
Dollar-weighted average P/E for all stocks in the index


Despite the recent downturn in stocks, the P/E ratio of the S&P 500 ended the report period at 25.6, a level still significantly above the 30-year average of 15.8.

[LINE GRAPH]

                                                              S&P 500 P/E Ratio
                                    S&P 500 P/E Ratio          30 Year Average
                                    ----------------          -----------------
         Sep-90                          14.34                       15.8
         Oct-90                          14.67                       15.8
         Nov-90                          14.65                       15.8
         Dec-90                          15.28                       15.8
         Jan-91                          15.55                       15.8
         Feb-91                          16.87                       15.8
         Mar-91                          17.56                       15.8
         Apr-91                          17.77                       15.8
         May-91                          18.23                       15.8
         Jun-91                           17.7                       15.8
         Jul-91                          18.37                       15.8
         Aug-91                          20.35                       15.8
         Sep-91                          19.98                       15.8
         Oct-91                          20.37                       15.8
         Nov-91                          20.99                       15.8
         Dec-91                          22.89                       15.8
         Jan-92                          23.03                       15.8
         Feb-92                          25.78                       15.8
         Mar-92                          25.51                       15.8
         Apr-92                          26.03                       15.8
         May-92                          25.22                       15.8
         Jun-92                          25.23                       15.8
         Jul-92                          26.08                       15.8
         Aug-92                          24.22                       15.8
         Sep-92                           24.7                       15.8
         Oct-92                          24.64                       15.8
         Nov-92                           23.8                       15.8
         Dec-92                          24.31                       15.8
         Jan-93                          24.29                       15.8
         Feb-93                          24.44                       15.8
         Mar-93                          23.48                       15.8
         Apr-93                          22.92                       15.8
         May-93                          22.96                       15.8
         Jun-93                           22.9                       15.8
         Jul-93                          22.91                       15.8
         Aug-93                          24.21                       15.8
         Sep-93                          23.77                       15.8
         Oct-93                          24.04                       15.8
         Nov-93                          22.52                       15.8
         Dec-93                          22.95                       15.8
         Jan-94                          22.98                       15.8
         Feb-94                          21.17                       15.8
         Mar-94                          20.34                       15.8
         Apr-94                           20.1                       15.8
         May-94                          20.16                       15.8
         Jun-94                          19.77                       15.8
         Jul-94                          18.63                       15.8
         Aug-94                          18.91                       15.8
         Sep-94                          18.32                       15.8
         Oct-94                          17.51                       15.8
         Nov-94                          16.56                       15.8
         Dec-94                          16.98                       15.8
         Jan-95                          16.05                       15.8
         Feb-95                          16.22                       15.8
         Mar-95                          16.47                       15.8
         Apr-95                             16                       15.8
         May-95                          16.45                       15.8
         Jun-95                          16.77                       15.8
         Jul-95                          16.61                       15.8
         Aug-95                          16.18                       15.8
         Sep-95                          16.85                       15.8
         Oct-95                          16.18                       15.8
         Nov-95                          17.86                       15.8
         Dec-95                          17.41                       15.8
         Jan-96                          18.29                       15.8
         Feb-96                          18.57                       15.8
         Mar-96                          18.94                       15.8
         Apr-96                          19.16                       15.8
         May-96                          19.48                       15.8
         Jun-96                           19.3                       15.8
         Jul-96                          18.31                       15.8
         Aug-96                          18.62                       15.8
         Sep-96                          19.73                       15.8
         Oct-96                          19.59                       15.8
         Nov-96                          21.06                       15.8
         Dec-96                          20.77                       15.8
         Jan-97                          20.52                       15.8
         Feb-97                          20.95                       15.8
         Mar-97                          19.87                       15.8
         Apr-97                          20.23                       15.8
         May-97                          21.45                       15.8
         Jun-97                          22.44                       15.8
         Jul-97                          23.99                       15.8
         Aug-97                          22.74                       15.8
         Sep-97                             24                       15.8
         Oct-97                          22.84                       15.8
         Nov-97                          24.12                       15.8
         Dec-97                          24.53                       15.8
         Jan-98                          25.03                       15.8
         Feb-98                          26.49                       15.8
         Mar-98                          27.98                       15.8
         Apr-98                          26.69                       15.8
         May-98                          26.15                       15.8
         Jun-98                          27.27                       15.8
         Jul-98                          26.94                       15.8
         Aug-98                           22.9                       15.8
         Sep-98                          24.35                       15.8
         Oct-98                          28.07                       15.8
         Nov-98                          30.31                       15.8
         Dec-98                          32.15                       15.8
         Jan-99                           33.9                       15.8
         Feb-99                          32.64                       15.8
         Mar-99                          33.92                       15.8
         Apr-99                           33.9                       15.8
         May-99                          32.74                       15.8
         Jun-99                           34.7                       15.8
         Jul-99                          31.31                       15.8
         Aug-99                          31.21                       15.8
         Sep-99                          30.39                       15.8
         Oct-99                          30.41                       15.8
         Nov-99                          30.65                       15.8
         Dec-99                          32.53                       15.8
         Jan-00                          29.78                       15.8
         Feb-00                          28.59                       15.8
         Mar-00                           31.5                       15.8
         Apr-00                          29.41                       15.8
         May-00                          28.82                       15.8
         Jun-00                          29.31                       15.8
         Jul-00                          28.94                       15.8
         Aug-00                          30.35                       15.8
         Sep-00                          28.64                       15.8
         Oct-00                           25.6                       15.8

P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.



YIELDS OF U.S. TREASURY BONDS
Effective yields of five-year and ten-year Treasuries

With its buyback program, the U.S. Treasury emerged as a major customer for its own bonds, driving prices up (and yields down) on long-term Treasuries.

                                  [LINE GRAPH]

                              FIVE-YEAR TREASURY     TEN-YEAR TREASURY
                                  BOND YIELD            BOND YIELD
                              ------------------     -----------------
             Sep-90                  8.46                   8.8
             Oct-90                  8.22                  8.62
             Nov-90                  7.99                  8.25
             Dec-90                  7.68                  8.07
             Jan-91                  7.61                  8.01
             Feb-91                   7.7                  8.03
             Mar-91                  7.75                  8.06
             Apr-91                  7.61                  8.01
             May-91                  7.71                  8.06
             Jun-91                  7.88                  8.23
             Jul-91                  7.74                  8.15
             Aug-91                  7.34                  7.82
             Sep-91                  6.91                  7.45
             Oct-91                  6.74                  7.46
             Nov-91                  6.48                  7.38
             Dec-91                  5.93                   6.7
             Jan-92                  6.43                  7.27
             Feb-92                  6.56                  7.25
             Mar-92                  6.92                  7.53
             Apr-92                  6.88                  7.58
             May-92                   6.6                  7.32
             Jun-92                  6.27                  7.12
             Jul-92                  5.82                  6.71
             Aug-92                  5.58                   6.6
             Sep-92                  5.32                  6.35
             Oct-92                  5.89                  6.79
             Nov-92                  6.22                  6.94
             Dec-92                  5.99                  6.69
             Jan-93                  5.55                  6.36
             Feb-93                  5.21                  6.02
             Mar-93                  5.24                  6.02
             Apr-93                  5.11                  6.01
             May-93                  5.37                  6.15
             Jun-93                  5.05                  5.78
             Jul-93                  5.15                  5.81
             Aug-93                  4.79                  5.45
             Sep-93                  4.77                  5.38
             Oct-93                  4.85                  5.43
             Nov-93                  5.16                  5.82
             Dec-93                  5.21                  5.79
             Jan-94                  5.02                  5.64
             Feb-94                  5.57                  6.13
             Mar-94                  6.23                  6.74
             Apr-94                  6.64                  7.04
             May-94                  6.76                  7.15
             Jun-94                  6.95                  7.32
             Jul-94                  6.73                  7.11
             Aug-94                   6.8                  7.17
             Sep-94                  7.28                   7.6
             Oct-94                  7.49                  7.81
             Nov-94                  7.79                  7.91
             Dec-94                  7.83                  7.82
             Jan-95                  7.51                  7.58
             Feb-95                  7.04                   7.2
             Mar-95                  7.07                   7.2
             Apr-95                  6.88                  7.06
             May-95                  6.05                  6.28
             Jun-95                  5.97                   6.2
             Jul-95                  6.16                  6.43
             Aug-95                  6.07                  6.28
             Sep-95                  6.02                  6.18
             Oct-95                  5.81                  6.02
             Nov-95                  5.52                  5.74
             Dec-95                  5.38                  5.57
             Jan-96                  5.24                  5.58
             Feb-96                  5.73                   6.1
             Mar-96                  6.09                  6.33
             Apr-96                  6.41                  6.67
             May-96                  6.63                  6.85
             Jun-96                  6.46                  6.71
             Jul-96                  6.57                  6.79
             Aug-96                  6.73                  6.94
             Sep-96                  6.46                   6.7
             Oct-96                  6.07                  6.34
             Nov-96                  5.83                  6.04
             Dec-96                  6.21                  6.42
             Jan-97                  6.25                  6.49
             Feb-97                  6.39                  6.55
             Mar-97                  6.75                   6.9
             Apr-97                  6.57                  6.72
             May-97                   6.5                  6.66
             Jun-97                  6.38                   6.5
             Jul-97                   5.9                  6.01
             Aug-97                  6.22                  6.34
             Sep-97                  5.99                   6.1
             Oct-97                  5.71                  5.83
             Nov-97                  5.84                  5.87
             Dec-97                  5.71                  5.74
             Jan-98                  5.38                  5.51
             Feb-98                  5.59                  5.62
             Mar-98                  5.62                  5.65
             Apr-98                  5.64                  5.67
             May-98                  5.55                  5.55
             Jun-98                  5.47                  5.45
             Jul-98                   5.5                  5.49
             Aug-98                   4.8                  4.98
             Sep-98                  4.22                  4.42
             Oct-98                  4.23                  4.61
             Nov-98                  4.48                  4.71
             Dec-98                  4.54                  4.65
             Jan-99                  4.55                  4.65
             Feb-99                  5.22                  5.29
             Mar-99                   5.1                  5.24
             Apr-99                  5.21                  5.35
             May-99                  5.58                  5.62
             Jun-99                  5.65                  5.78
             Jul-99                  5.79                   5.9
             Aug-99                  5.87                  5.97
             Sep-99                  5.75                  5.88
             Oct-99                  5.95                  6.02
             Nov-99                  6.11                  6.19
             Dec-99                  6.34                  6.44
             Jan-00                  6.68                  6.67
             Feb-00                   6.6                  6.41
             Mar-00                  6.31                     6
             Apr-00                  6.54                  6.21
             May-00                  6.52                  6.27
             Jun-00                  6.18                  6.03
             Jul-00                  6.15                  6.03
             Aug-00                  5.97                  5.72
             Sep-00                  5.85                   5.8
             Oct-00                  5.81                  5.75

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down. Other factors being equal, low interest rates are positive for stock investors because low borrowing costs can help boost corporate earnings.

Data source: Bloomberg L.P.

the Fed has sought to slow the economy to a "soft landing" -- a growth rate that is high enough to avoid recession but not so high as to tempt inflation.

Recent evidence indicates that economic growth has indeed slowed from its torrid pace of the first half of 2000.

The question remains whether the slowdown is only a temporary condition prompted by a build-up of manufacturing inventories or is the "soft landing" desired by the Fed.


--------------------------------------------------------------------------------
The consensus among economists is that the U.S. economy appears poised for continued growth, albeit at lower rates than those of the past few years.
--------------------------------------------------------------------------------
                                                                 Source: Schwab.

Factors to watch may include consumer spending and employer competition for workers. If the slowdown is in fact the desired "soft landing," we would expect to see a slackening in one or both of these factors.

STOCK MARKETS OF SELECTED COUNTRIES
Four best-performing and four worst-performing countries in the MSCI-EAFE(R) Index during the report period.

While foreign stocks rose 11.8% when measured in their local currencies, a rising U.S. dollar changed that into a -2.9% return for American investors.

                                  [BAR GRAPH]

Finland                                                                    25.54
Denmark                                                                    16.93
Norway                                                                     14.06
Italy                                                                      11.77
MSCI-EAFE Index                                                             -2.9
Ireland                                                                   -13.08
Austria                                                                   -13.92
Belgium                                                                   -17.75
New Zealand                                                               -29.06

The MSCI Europe, Australasia and Far East (EAFE) Index includes 19 non-U.S. countries with major stock markets. In any report period, the gap between the best and worst performers may be substantial. Similarly, a country's performance may vary widely from period to period, although it's possible for a country to perform above or below average for an extended time.

Data source: Bloomberg L.P.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 10/31/00

                                                                      Since Inception
                                                     One Year           (11/18/96)
-------------------------------------------------------------------------------------

SCHWAB MARKETMANAGER GROWTH PORTFOLIO 1               12.98%              15.34%
-------------------------------------------------------------------------------------
Growth Composite Index 2                              12.56%              13.49%
-------------------------------------------------------------------------------------
S&P 500(R) Index                                       6.09%              19.94%
-------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index              7.30%               6.27%
-------------------------------------------------------------------------------------

1 A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

2 The Growth Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the portfolio allocations: 35% large-cap, 20% small-cap, 25% foreign, 15% bonds and 5% cash. As of 10/31/00 there were 2,620 large-cap funds, 892 small-cap funds, 732 foreign funds and 559 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

     Past performance doesn't indicate future results.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[LINE GRAPH]

                 Schwab MarketManager                                          Lehman Brothers U.S.
                   Growth Portfolio                S&P 500(R) Index           Aggregate Bond Index           Growth Composite Index
                  ------------------                ----------------           --------------------           ----------------------
   11/18/96            10000                        10000                           10000                              10000
   11/30/96            10120                        10271                           10071                              10144
   12/31/96            10077                        10068                            9977                              10122
    1/31/97            10371                        10696                           10008                              10362
    2/28/97            10310                        10780                           10033                              10326
    3/31/97            10016                        10338                            9922                              10069
    4/30/97            10229                        10955                           10071                              10227
    5/31/97            10848                        11621                           10166                              10856
    6/30/97            11274                        12141                           10287                              11270
    7/31/97            11841                        13106                           10565                              11848
    8/31/97            11547                        12372                           10475                              11521
    9/30/97            12145                        13049                           10630                              12107
   10/31/97            11760                        12613                           10784                              11662
   11/30/97            11750                        13197                           10834                              11713
   12/31/97            11927                        13424                           10943                              11826
    1/31/98            11959                        13573                           11084                              11912
    2/28/98            12622                        14552                           11075                              12588
    3/31/98            13146                        15297                           11112                              13083
    4/30/98            13242                        15452                           11170                              13210
    5/31/98            13135                        15186                           11276                              12999
    6/30/98            13306                        15802                           11372                              13140
    7/31/98            13135                        15635                           11396                              12924
    8/31/98            11639                        13377                           11582                              11307
    9/30/98            11745                        14235                           11853                              11601
   10/31/98            12216                        15392                           11790                              12188
   11/30/98            12814                        16325                           11857                              12760
   12/31/98            13734                        17265                           11893                              13341
    1/31/99            14255                        17987                           11977                              13555
    2/28/99            13712                        17427                           11768                              13072
    3/31/99            14266                        18124                           11832                              13433
    4/30/99            14830                        18826                           11870                              13975
    5/31/99            14487                        18381                           11766                              13778
    6/30/99            15118                        19402                           11728                              14404
    7/31/99            14919                        18796                           11679                              14343
    8/31/99            14896                        18702                           11673                              14240
    9/30/99            14819                        18190                           11808                              14180
   10/31/99            15560                        19341                           11852                              14650
   11/30/99            16557                        19734                           11851                              15346
   12/31/99            18630                        20897                           11794                              16551
    1/31/00            17808                        19848                           11755                              16051
    2/29/00            19681                        19472                           11897                              16935
    3/31/00            19516                        21376                           12054                              17380
    4/30/00            18086                        20733                           12019                              16648
    5/31/00            17289                        20308                           12013                              16179
    6/30/00            18263                        20809                           12263                              16906
    7/31/00            17922                        20485                           12375                              16603
    8/31/00            18997                        21757                           12554                              17458
    9/30/00            18213                        20608                           12633                              16882
   10/31/00            17580                        20522                           12717                              16490

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Growth Portfolio, made at its inception, to similar investments in the Growth Composite Index, the S&P 500(R) Index and the Lehman Brothers U.S. Aggregate Bond Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the respective performances of the portfolios and the indices is provided in the Portfolio Discussion section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the portfolio. Investors cannot invest in an index directly.

ASSETS

Total net assets as of 10/31/99 ($M)                     $181
--------------------------------------------------------------
Total net assets as of 10/31/00 ($M)                     $248
--------------------------------------------------------------
Percentage growth from 10/31/99 to 10/31/00                37%
--------------------------------------------------------------

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Growth Portfolio seeks capital growth with less volatility than a portfolio composed entirely of stock funds. The portfolio allocations will vary as the portfolio manager adjusts the respective asset mixes based on changing market conditions. The information below and on the following page provides a snapshot of the portfolio's characteristics as of October 31, 2000, and is not indicative of its composition after that date. The terms used below are defined in the Glossary. A complete list of the securities in the portfolio as of October 31, 2000 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                    Schwab MarketManager          Peer Group
                                      Growth Portfolio*            Average++
----------------------------------------------------------------------------
Number of Holdings                              43                      137
----------------------------------------------------------------------------
Median Market Cap ($M)                  $   19,499               $   56,749
----------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                    40.2                     34.3
----------------------------------------------------------------------------
Price/Book (P/B) Ratio                        10.6                      8.7
----------------------------------------------------------------------------
12-Month Yield                                2.37%                    0.45%
----------------------------------------------------------------------------
Portfolio Turnover Rate                        179%                      98%
----------------------------------------------------------------------------
Three-Year Beta                               0.71++                   0.95
----------------------------------------------------------------------------
Expense Ratio                                 0.50%+                   1.34%
----------------------------------------------------------------------------

* Compiled by Charles Schwab & Co., Inc. (Schwab). This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the portfolio. The portfolio invests primarily in other funds, whereas most large-cap funds invest primarily in individual securities.

+ Reflects a voluntary reduction by the investment adviser, Charles Schwab Investment Management, Inc. (CSIM), and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses). The actual expense ratio during the report period was 0.01% higher due to certain non-routine expenses. Underlying funds also charge fees and incur expenses.

++ Source: Morningstar. The peer group average is based on 2,620 large-cap funds as tracked by Morningstar as of 10/31/00.

                     SCHWAB MARKETMANAGER GROWTH PORTFOLIO

                                    ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS


[PIE CHART]

Large-Cap                      39.5
Small-Cap                        23
International                  20.4
Short-Term Investments          8.6
Bonds                           8.5

                                  Mix as of          Target Mix in
                                   10/31/00         Neutral Markets
-------------------------------------------------------------------
Stock Funds                          82.9%               80.0%
-------------------------------------------------------------------
Bond Funds                            8.5%               15.0%
-------------------------------------------------------------------
Short-Term Investments                8.6%                5.0%
===================================================================
Total                               100.0%              100.0%
-------------------------------------------------------------------

TOP TEN HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS 1

White Oak Growth Stock Fund                            14.3%
------------------------------------------------------------
Artisan International Fund                              6.1%
------------------------------------------------------------
American Century International Growth
Fund, Institutional Class                               5.9%
------------------------------------------------------------
Rydex U.S. Government Money Market Fund                 5.4%
------------------------------------------------------------
Oakmark Select Fund, Class I                            5.3%
------------------------------------------------------------
Thornburg Value Fund, Institutional Class               4.6%
------------------------------------------------------------
T. Rowe Price Value Fund                                4.1%
------------------------------------------------------------
Janus Olympus Fund                                      3.9%
------------------------------------------------------------
Schwab YieldPlus Fund, Select Shares                    3.1%
------------------------------------------------------------
Janus Worldwide Fund                                    3.0%
------------------------------------------------------------
Total                                                  55.7%
------------------------------------------------------------

1 Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 10/31/00

                                                                  Since Inception
                                                    One Year         (11/18/96)
---------------------------------------------------------------------------------
SCHWAB MARKETMANAGER BALANCED PORTFOLIO 1            12.00%            13.37%
---------------------------------------------------------------------------------
Balanced Composite Index 2                           11.23%            11.79%
---------------------------------------------------------------------------------
S&P 500(R) Index                                      6.09%            19.94%
---------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index             7.30%             6.27%
---------------------------------------------------------------------------------

1 A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

2 The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the portfolio allocations: 30% large-cap, 15% small-cap, 15% foreign, 35% bonds and 5% cash. As of 10/31/00 there were 2,620 large-cap funds, 892 small-cap funds, 732 foreign funds and 559 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

     Past performance doesn't indicate future results.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                              Schwab                                               Lehman Brothers            Balanced
                           MarketManager                    S&P 500(R)           U.S. Aggregate Bond         Composite
                         Balanced Portfolio                    Index                     Index                  Index
                         ------------------                 -----------          --------------------        ----------
   11/18/96                     10000                           10000                    10000                 10000
   11/30/96                     10100                           10271                    10071                 10134
   12/31/96                     10059                           10068                     9977                 10090
    1/31/97                     10322                           10696                    10008                 10295
    2/28/97                     10271                           10780                    10033                 10270
    3/31/97                     10018                           10338                     9922                 10035
    4/30/97                     10200                           10955                    10071                 10200
    5/31/97                     10676                           11621                    10166                 10695
    6/30/97                     11041                           12141                    10287                 11029
    7/31/97                     11517                           13106                    10565                 11546
    8/31/97                     11284                           12372                    10475                 11294
    9/30/97                     11770                           13049                    10630                 11761
   10/31/97                     11527                           12613                    10784                 11486
   11/30/97                     11558                           13197                    10834                 11550
   12/31/97                     11719                           13424                    10943                 11663
    1/31/98                     11762                           13573                    11084                 11754
    2/28/98                     12251                           14552                    11075                 12254
    3/31/98                     12634                           15297                    11112                 12623
    4/30/98                     12688                           15452                    11170                 12726
    5/31/98                     12613                           15186                    11276                 12588
    6/30/98                     12783                           15802                    11372                 12734
    7/31/98                     12677                           15635                    11396                 12566
    8/31/98                     11581                           13377                    11582                 11416
    9/30/98                     11740                           14235                    11853                 11739
   10/31/98                     12092                           15392                    11790                 12163
   11/30/98                     12560                           16325                    11857                 12612
   12/31/98                     13311                           17265                    11893                 13073
    1/31/99                     13693                           17987                    11977                 13263
    2/28/99                     13224                           17427                    11768                 12845
    3/31/99                     13650                           18124                    11832                 13137
    4/30/99                     14130                           18826                    11870                 13540
    5/31/99                     13868                           18381                    11766                 13373
    6/30/99                     14326                           19402                    11728                 13816
    7/31/99                     14141                           18796                    11679                 13732
    8/31/99                     14119                           18702                    11673                 13641
    9/30/99                     14119                           18190                    11808                 13615
   10/31/99                     14664                           19341                    11852                 13969
   11/30/99                     15341                           19734                    11851                 14441
   12/31/99                     16742                           20897                    11794                 15251
    1/31/00                     16155                           19848                    11755                 14896
    2/29/00                     17353                           19472                    11897                 15512
    3/31/00                     17390                           21376                    12054                 15906
    4/30/00                     16534                           20733                    12019                 15402
    5/31/00                     16033                           20308                    12013                 15073
    6/30/00                     16705                           20809                    12263                 15646
    7/31/00                     16498                           20485                    12375                 15477
    8/31/00                     17341                           21757                    12554                 16155
    9/30/00                     16815                           20608                    12633                 15787
   10/31/00                     16424                           20522                    12717                 15538

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Balanced Portfolio, made at its inception, to similar investments in the Balanced Composite Index, the S&P 500(R) Index and the Lehman Brothers U.S. Aggregate Bond Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the respective performances of the portfolios and the indices is provided in the Portfolio Discussion section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the portfolio. Investors cannot invest in an index directly.

ASSETS

Total net assets as of 10/31/99 ($M)                         $122
-----------------------------------------------------------------
Total net assets as of 10/31/00 ($M)                         $153
-----------------------------------------------------------------
Percentage growth from 10/31/99 to 10/31/00                    25%
-----------------------------------------------------------------

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Balanced Portfolio seeks capital growth and income with less volatility than the Growth Portfolio. The portfolio's allocation will vary as the portfolio manager adjusts the respective asset mixes based on changing market conditions. The information below and on the following page provides a snapshot of the portfolio's characteristics as of October 31, 2000, and is not indicative of its composition after that date. The terms used below are defined in the Glossary. A complete list of the securities in the portfolio as of October 31, 2000 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                        Schwab MarketManager             Peer Group
                                         Balanced Portfolio*              Average++
-----------------------------------------------------------------------------------
Number of Holdings                                  41                         232
-----------------------------------------------------------------------------------
Median Market Cap ($M)                      $    6,783                  $   43,750
-----------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                        32.5                        30.6
-----------------------------------------------------------------------------------
Price/Book (P/B) Ratio                             8.3                         7.2
-----------------------------------------------------------------------------------
12-Month Yield                                    2.64%                       2.65%
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                            114%                         95%
-----------------------------------------------------------------------------------
Three-Year Beta                                   0.56++                      0.52
-----------------------------------------------------------------------------------
Expense Ratio                                     0.50%+                      1.28%
-----------------------------------------------------------------------------------

* Compiled by Charles Schwab & Co., Inc. (Schwab). This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the portfolio. The portfolio invests primarily in other funds, whereas most domestic hybrid funds invest primarily in individual securities.

+ Reflects a voluntary reduction by CSIM and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses). The actual expense ratio during the report period was 0.01% higher due to certain non-routine expenses. Underlying funds also charge fees and incur expenses.

++ Source: Morningstar. The peer group average is based on 736 domestic hybrid funds as tracked by Morningstar as of 10/31/00.

                    SCHWAB MARKETMANAGER BALANCED PORTFOLIO

                                   ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

[PIE CHART]

Short-Term Investments                   2.4%
International                           13.1%
Small-Cap                               19.6%
Bond                                    30.5%
Large-Cap                               34.4%

                                       Mix as of             Target Mix in
                                       10/31/00             Neutral Markets
---------------------------------------------------------------------------
Stock Funds                              67.1%                   60.0%
---------------------------------------------------------------------------
Bond Funds                               30.5%                   35.0%
---------------------------------------------------------------------------
Short-Term Investments                    2.4%                    5.0%
===========================================================================
Total                                   100.0%                  100.0%
---------------------------------------------------------------------------

TOP TEN HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS 1

------------------------------------------------------------
PIMCO Total Return Fund,
Institutional Class                                    14.0%
------------------------------------------------------------
White Oak Growth Stock Fund                            10.4%
------------------------------------------------------------
Oakmark Select Fund, Class I                            7.1%
------------------------------------------------------------
T. Rowe Price Value Fund                                6.2%
------------------------------------------------------------
Thornburg Value Fund,
Institutional Class                                     5.9%
------------------------------------------------------------
Artisan International Fund                              5.1%
------------------------------------------------------------
MainStay High Yield Corporate Bond
Fund, Class A                                           4.5%
------------------------------------------------------------
Federated U.S. Government Securities
Fund, 2-5 Years, Institutional Shares                   4.5%
------------------------------------------------------------
American Century Intermediate
Term Treasury Fund                                      4.3%
------------------------------------------------------------
Janus Worldwide Fund                                    3.5%
------------------------------------------------------------
Total                                                  65.5%
------------------------------------------------------------

1 Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 10/31/00

                                                                                Since Inception
                                                           One Year                (9/16/97)
-----------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO 1                  15.17%                   9.14%
-----------------------------------------------------------------------------------------------
Russell 2000(R) Index                                       17.41%                   5.23%
-----------------------------------------------------------------------------------------------
Average Small-Cap Fund 2                                    29.08%                  11.48%
-----------------------------------------------------------------------------------------------

1 A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

2 Source: Morningstar, Inc. The small-cap fund category contains 892 funds as of 10/31/00.

     Past performance doesn't indicate future results.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        Schwab MarketManager Small
                              Cap Portfolio               Russell 2000(R) Index
                              -------------               ---------------------
    9/16/97                       10000                           10000
    9/30/97                       10260                           10201
   10/31/97                        9930                            9753
   11/30/97                        9770                            9690
   12/31/97                        9886                            9859
    1/31/98                        9701                            9704
    2/28/98                       10277                           10420
    3/31/98                       10781                           10849
    4/30/98                       10832                           10909
    5/31/98                       10359                           10321
    6/30/98                       10411                           10342
    7/31/98                        9896                            9505
    8/31/98                        8271                            7659
    9/30/98                        8435                            8259
   10/31/98                        8754                            8595
   11/30/98                        9238                            9046
   12/31/98                        9946                            9606
    1/31/99                       10101                            9734
    2/28/99                        9563                            8945
    3/31/99                       10029                            9085
    4/30/99                       10773                            9899
    5/31/99                       10752                           10043
    6/30/99                       11311                           10497
    7/31/99                       11228                           10210
    8/31/99                       10938                            9832
    9/30/99                       10990                            9834
   10/31/99                       11414                            9874
   11/30/99                       12272                           10464
   12/31/99                       13714                           11648
    1/31/00                       13339                           11460
    2/29/00                       15171                           13353
    3/31/00                       14496                           12473
    4/30/00                       13178                           11722
    5/31/00                       12482                           11038
    6/30/00                       14003                           12001
    7/31/00                       13478                           11615
    8/31/00                       14924                           12501
    9/30/00                       14164                           12133
   10/31/00                       13146                           11592

The above graph compares the growth of a hypothetical $10,000 investment in the MarketManager Small Cap Portfolio, made at its inception, to a similar investment in the Russell 2000(R) Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the performances of the portfolio and its index is provided in the Portfolio Discussion section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the portfolio. Investors cannot invest in an index directly.

ASSETS

------------------------------------------------------------------
Total net assets as of 10/31/99 ($M)                         $123
------------------------------------------------------------------
Total net assets as of 10/31/00 ($M)                         $162
------------------------------------------------------------------
Percentage change from 10/31/99 to 10/31/00                    32%
------------------------------------------------------------------

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Small Cap Portfolio seeks long-term capital appreciation. It invests primarily in small-company stock funds. The information below and on the following page provides a snapshot of the portfolio's characteristics as of October 31, 2000, and is not indicative of its composition after that date. The terms used below are defined in the Glossary. A complete list of the securities in the portfolio as of October 31, 2000 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                             Schwab MarketManager     Peer Group
                                             Small Cap Portfolio*      Average++
--------------------------------------------------------------------------------
Number of Holdings                                       25                 181
--------------------------------------------------------------------------------
Median Market Cap ($M)                               $1,441              $1,256
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                             37.4                27.7
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                  7.5                 5.5
--------------------------------------------------------------------------------
12-Month Yield                                         3.73%++             0.22%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                 128%                105%
--------------------------------------------------------------------------------
Three-Year Beta                                        0.85++              0.91
--------------------------------------------------------------------------------
Expense Ratio                                          0.50%+              1.55%
--------------------------------------------------------------------------------

* Compiled by Charles Schwab & Co., Inc. (Schwab). This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the portfolio. The portfolio invests primarily in other funds, whereas most small-cap funds invest primarily in individual securities.

+ Reflects a voluntary reduction by CSIM and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses). The actual expense ratio during the report period was 0.01% higher due to certain non-routine expenses. Underlying funds also charge fees and incur expenses.

++ Source: Morningstar. The peer group average is based on 892 small-cap funds as tracked by Morningstar as of 10/31/00.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO

                             [ASSET MIX PIE CHART]

Short-Term Investments                                                       8.3
Small Cap Growth                                                            20.3
Mid Cap                                                                     23.5
Micro Cap                                                                   11.2
Small Cap Value                                                             16.5
Small Cap Blend                                                             20.2


TOP TEN HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS 1
--------------------------------------------------------------------------------
Managers Special Equity Fund                                               14.1%
--------------------------------------------------------------------------------
Melody 4500 Fund L.P.                                                       7.2%
--------------------------------------------------------------------------------
Artisan Mid Cap Fund                                                        7.1%
--------------------------------------------------------------------------------
Fremont U.S. Micro Cap Fund                                                 6.5%
--------------------------------------------------------------------------------
State Street Research Aurora Fund,
Class A                                                                     6.0%
--------------------------------------------------------------------------------
John Hancock Small Cap Value
Fund, Class A                                                               5.8%
--------------------------------------------------------------------------------
Longleaf Partners Small Cap Fund                                            3.9%
--------------------------------------------------------------------------------
MAS Small Cap Value Fund,
Institutional Class                                                         3.5%
--------------------------------------------------------------------------------
Red Oak Technology Select Fund                                              3.4%
--------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund                                               3.4%
================================================================================
Total                                                                      60.9%
--------------------------------------------------------------------------------


1 Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 10/31/00

                                                                 Since Inception
                                                       One Year     (10/16/96)
--------------------------------------------------------------------------------
SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO 1          18.61%        17.58%
--------------------------------------------------------------------------------
MSCI-EAFE(R) Index                                      (2.90%)        7.66%
--------------------------------------------------------------------------------
Average Foreign Fund 2                                   4.25%        10.79%
--------------------------------------------------------------------------------


1 A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

2 Source: Morningstar, Inc. The foreign fund category contains 732 funds as of 10/31/00.

     Past performance doesn't indicate future results.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT


                      [HYPOTHETICAL INVESTMENT LINE GRAPH]

                                Schwab MarketManager
                               International Portfolio     MSCI-EAFE(R) ND Index
                               -----------------------     ---------------------
    10/16/96                            10000                        10000
    10/31/96                             9910                         9836
    11/30/96                            10220                        10228
    12/31/96                            10313                        10096
     1/31/97                            10426                         9742
     2/28/97                            10599                         9902
     3/31/97                            10558                         9938
     4/30/97                            10609                         9991
     5/31/97                            11209                        10641
     6/30/97                            11697                        11227
     7/31/97                            11962                        11409
     8/31/97                            11199                        10557
     9/30/97                            11830                        11148
    10/31/97                            11046                        10291
    11/30/97                            10894                        10186
    12/31/97                            11016                        10274
     1/31/98                            11146                        10744
     2/28/98                            11925                        11434
     3/31/98                            12670                        11786
     4/30/98                            12952                        11879
     5/31/98                            13265                        11821
     6/30/98                            13157                        11911
     7/31/98                            13525                        12031
     8/31/98                            11654                        10540
     9/30/98                            11006                        10217
    10/31/98                            11438                        11281
    11/30/98                            12011                        11859
    12/31/98                            12481                        12327
     1/31/99                            12820                        12290
     2/28/99                            12415                        11998
     3/31/99                            12853                        12498
     4/30/99                            13815                        13004
     5/31/99                            13170                        12335
     6/30/99                            14428                        12816
     7/31/99                            14985                        13196
     8/31/99                            15248                        13245
     9/30/99                            15401                        13379
    10/31/99                            16232                        13881
    11/30/99                            18683                        14362
    12/31/99                            21819                        15652
     1/31/00                            21236                        14658
     2/29/00                            24410                        15052
     3/31/00                            23356                        15636
     4/30/00                            21149                        14814
     5/31/00                            20120                        14452
     6/30/00                            21100                        15018
     7/31/00                            20554                        14388
     8/31/00                            21249                        14513
     9/30/00                            20120                        13806
    10/31/00                            19253                        13481


The above graph compares the growth of a hypothetical $10,000 investment in the MarketManager International Portfolio, made at its inception, with a similar investment in the Morgan Stanley Capital International Europe Australasia, Far East (MSCI-EAFE)(R) Index. A detailed analysis of the performances of the portfolio and index is provided in the Portfolio Discussion section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the portfolio. Investors cannot invest in an index directly.

ASSETS
--------------------------------------------------------------------------------
Total net assets as of 10/31/99 ($M)                                       $104
--------------------------------------------------------------------------------
Total net assets as of 10/31/00 ($M)                                       $278
--------------------------------------------------------------------------------
Percentage growth from 10/31/99 to 10/31/00                                 167%
--------------------------------------------------------------------------------

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager International Portfolio offers broad diversification across international stocks with the convenience of a single investment. The portfolio can be used to fulfill all or part of the international equity component of your asset allocation plan. The information below and on the following page provides a snapshot of the portfolio's characteristics as of October 31, 2000, and is not indicative of its composition after that date. The terms used below are defined in the Glossary. A complete list of the securities in the portfolio as of October 31, 2000 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                         Schwab MarketManager         Peer Group
                                        International Portfolio*      Average++
--------------------------------------------------------------------------------
Number of Holdings                                   19                   166
--------------------------------------------------------------------------------
Median Market Cap ($M)                          $10,449               $22,343
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                         36.0                  34.1
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                              7.1                   6.4
--------------------------------------------------------------------------------
12-Month Yield                                     3.18%                 0.77%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                              80%                   92%
--------------------------------------------------------------------------------
Three-Year Beta                                    0.66++                0.72
--------------------------------------------------------------------------------
Expense Ratio                                      0.50%+                1.69%
--------------------------------------------------------------------------------

* Compiled by Charles Schwab & Co., Inc. (Schwab). This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the portfolio. The portfolio invests primarily in other funds, whereas most foreign funds invest primarily in individual securities.

+ Reflects a voluntary reduction by CSIM and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses). The actual expense ratio during the report period was 0.01% higher due to non-routine expenses. Underlying funds also charge fees and incur expenses.

++ Source: Morningstar. The peer group average is based on 732 foreign funds as tracked by Morningstar as of 10/31/00.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO

                                   ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

                                  [PIE CHART]

International Diversified Mutual Funds                                     90.3%
Asian Regional Mutual Funds                                                 1.6%
Short-Term Investments                                                      4.2%
European Regional Mutual Funds                                              3.9%

TOP FIVE COUNTRIES
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
United Kingdom                                                            14.67%
--------------------------------------------------------------------------------
Japan                                                                      9.89%
--------------------------------------------------------------------------------
USA                                                                        8.40%
--------------------------------------------------------------------------------
Switzerland                                                                5.99%
--------------------------------------------------------------------------------
France                                                                     5.89%
--------------------------------------------------------------------------------

REGIONAL DIVERSIFICATION
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS
Developed Europe 1                                                        50.41%
--------------------------------------------------------------------------------
Developed Pacific 2                                                       15.78%
--------------------------------------------------------------------------------
Short-Term Investments                                                    12.85%
--------------------------------------------------------------------------------
United States                                                              8.40%
--------------------------------------------------------------------------------
Canada                                                                     5.64%
--------------------------------------------------------------------------------
Emerging Markets                                                           5.60%
--------------------------------------------------------------------------------
Other Countries                                                            1.32%
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

TOP TEN HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS 3
--------------------------------------------------------------------------------
Artisan International Fund                                                 20.9%
--------------------------------------------------------------------------------
Tweedy Browne Global Value Fund                                            15.3%
--------------------------------------------------------------------------------
Janus Overseas Fund                                                        12.9%
--------------------------------------------------------------------------------
American Century International Discovery
Fund, Institutional Class                                                  11.4%
--------------------------------------------------------------------------------
American Century International Growth
Fund, Institutional Class                                                   6.1%
--------------------------------------------------------------------------------
Pilgrim International Small Cap Growth
Fund, Class Q                                                               5.9%
--------------------------------------------------------------------------------
Oakmark International Fund                                                  4.4%
--------------------------------------------------------------------------------
AIM European Development Fund, Class A                                      3.9%
--------------------------------------------------------------------------------
Longleaf Partners International Fund                                        3.0%
--------------------------------------------------------------------------------
Janus Worldwide Fund                                                        2.4%
--------------------------------------------------------------------------------
Total                                                                      86.2%
--------------------------------------------------------------------------------



1 Developed Europe includes the following countries: Austria, Belgium, Denmark, Finland, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.


2 Developed Pacific includes the following countries: Australia, China/Hong Kong, Indonesia, Japan, Malaysia, New Zealand, Singapore and Thailand.



3 Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

PORTFOLIO MANAGEMENT



PORTFOLIO MANAGEMENT TEAM:

JEFF MORTIMER, vice president and senior portfolio manager, is responsible for the overall management of the MarketManager portfolios. Until February 29, 2000, Cynthia Liu was the manager for the International and Small-Cap portfolios. Cynthia co-managed the Growth and Balanced portfolios with Jeff. Prior to joining CSIM in November 1997, Jeff was employed by Higgins Associates, where he was Chief Investment Officer, managing and advising nearly $1 billion in assets. Prior to that, Jeff was employed by Gannett Welsh & Kotler, a money management firm.

PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

GROWTH & BALANCED PORTFOLIOS


Q. HOW DID THE PORTFOLIOS PERFORM DURING THE REPORTING PERIOD?

A. The Growth and Balanced Portfolios produced total returns of 12.98% and 12.00%, respectively for the one year reporting period ended October 31, 2000. As shown on the preceding pages, both portfolios achieved returns that were greater than their respective composite indices for the period. Additionally, both portfolios have achieved inception-to-date total returns (from 11/18/96) in excess of their respective composite indices.


Q. WHICH ASSET CLASSES PERFORMED WELL FOR THE PORTFOLIOS?

A. Two distinct performance periods characterize the fiscal year. From November 1999 through March 2000, large-cap growth dominated all other asset classes. However, April through October 2000 was a completely different story, as large-cap growth struggled relative to its domestic counterparts. International funds followed a similar pattern, performing well towards the end of 1999, but lagging other asset classes for the one-year report period.


                                                                    One Year
                                                                  Return as of
 Asset Class                              Index                     10/31/00
--------------------------------------------------------------------------------
Large-Cap Stocks                      S&P 500(R) Index                6.09%
--------------------------------------------------------------------------------
Small-Cap Stocks                      Russell 2000(R) Index          17.41%
--------------------------------------------------------------------------------
International Stocks                  MSCI-EAFE(R) Index             (2.90%)
--------------------------------------------------------------------------------
Bonds                                 Lehman Aggregate                7.30%
                                      Bond Index
--------------------------------------------------------------------------------
Cash                                  Three-Month                     6.13%
                                      Treasury Bill
--------------------------------------------------------------------------------


Q. WHICH UNDERLYING FUNDS PERFORMED PARTICULARLY WELL FOR THE PORTFOLIOS?

A. Those mutual funds which were able to participate in the market's strength while still protecting shareholders in the more turbulent times served the portfolios well. The highest performing funds included White Oak, Thornburg Value and Oakmark International. On the fixed income side, PIMCO Total Return posted strong returns. 1


1 Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

Q. HOW DID THE PORTFOLIOS' STRATEGIES CHANGE DURING THE REPORTING PERIOD? RELATIVE TO THEIR NEUTRAL TARGETS, HOW WERE THE PORTFOLIOS POSITIONED AT THE CLOSE OF THE REPORTING PERIOD?

A. In general, the portfolios were more defensive during the reporting period. This strategy was accomplished by reducing exposure to the growth style of investing, and by moving proceeds from sales into the value side of the spectrum. We also reduced exposure to small-cap mutual funds, in favor of more stable large-cap and mid-cap holdings. International fund and bond fund exposures were also reduced modestly.

At the close of the reporting period, relative to their benchmarks, the portfolios were near neutral weight in their equity mutual fund exposure, underweighted in fixed income, and overweighted in cash. Within the equity component of the asset allocation, the portfolios were slightly overweighted in large-cap stock mutual funds and small-mid cap mutual funds, and underweighted in international funds.



The charts below show the two portfolios' actual asset mixes for each month during the reporting period. The cash holdings shown include both the actual cash holdings of the portfolios as well as the cash holdings of the underlying funds.


                 [SCHWAB MARKETMANAGER GROWTH PORTFOLIO CHART]

                                    International     Small Cap     Large Cap
                 Cash     Bonds         Equity         Equity       Equity
                 ----     -----         ------         ------       ------
11/30/99        5.27      6.76           23.72         23.74         40.51
12/31/99        4.02      5.89           23.95         26.04          40.1
 1/31/00        9.66      6.13           20.97         26.66         36.58
 2/29/00        7.49      5.36           19.61          32.3         35.24
 3/31/00       12.21      5.24           19.22         27.87         35.46
 4/30/00       15.27      5.53           18.25          22.9         38.05
 5/31/00       15.52      5.76           20.95         21.47          36.3
 6/30/00          15      5.37           19.41         23.86         36.36
 7/31/00       15.11      5.14           19.71         22.36         37.68
 8/31/00        15.3      4.88           18.92         22.99         37.91
 9/30/00       15.05      5.07           18.45         22.58         38.85
10/31/00       11.81      5.31           20.38         22.96         39.53


                [SCHWAB MARKETMANAGER BALANCED PORTFOLIO CHART]

                                    International     Small Cap     Large Cap
                 Cash     Bonds         Equity         Equity       Equity
                 ----     -----         ------         ------       ------
11/30/99         6.01     26.96          16.09         20.53         30.41
12/31/99         4.83     25.77          16.81         21.66         30.93
 1/31/00         6.29     29.02          16.08         18.34         30.27
 2/29/00         5.33     26.99          15.02         24.26          28.4
 3/31/00         9.58     27.01          12.42         19.71         31.28
 4/30/00         8.09     28.05          10.94         17.35         35.57
 5/31/00         8.96      28.7          11.61         16.79         33.94
 6/30/00         5.33     27.87           12.8         21.53         32.47
 7/31/00         6.18     28.23          12.39         20.96         32.24
 8/31/00         5.43     27.35          13.02         21.69         32.51
 9/30/00         4.69     28.21          12.55         21.04          33.5
10/31/00          4.1     28.77          13.08         19.58         34.47

PORTFOLIO DISCUSSION Continued

Q. CAN YOU SHARE A COUPLE EXAMPLES OF ANY NEW FUNDS THE PORTFOLIOS PURCHASED DURING THE PERIOD, AND WHY? 1

A. Two funds purchased during the report period were Oakmark Select Fund and Tweedy Brown Global Value. These funds were purchased in order to increase our exposure to the value style, both domestically and internationally. The Oakmark Select Fund is a large-cap domestic value fund that holds a concentrated portfolio of about 25 names. The manager of this fund looks for stocks that are trading below what he believes to be fair value. The Tweedy Brown Global Value fund was added toward the end of the reporting period, and is used to offset some of our exposure to our international funds that are more growth oriented, such as Artisan International, and American Century International Growth.

SMALL CAP PORTFOLIO


Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The portfolio achieved a total return of 15.17% for the one year reporting period ended October 31, 2000, compared to the average small-cap fund, which returned 29.08% and the Russell 2000 Index which was up 17.41%. 2

Q. WHICH UNDERLYING FUNDS PERFORMED PARTICULARLY WELL FOR THE PORTFOLIO?

A. Funds which focused on the value side of the investment spectrum performed the best on a relative and absolute basis during the report period. These funds include State Street Research Aurora and Longleaf Partners Small Cap. 1


Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS IT POSITIONED AT THE CLOSE OF THE PERIOD?

A. The portfolio was little changed during the period, although some additions were made in the small-cap value asset class with proceeds from sales of more sector specific mutual funds. The small-cap blend category was also reduced in favor of value. At the close of the period, the portfolio had about 24% in mid-cap, 20% in small-cap growth, 17% in small-cap value, with the remaining 39% of assets in micro-cap, small-blend and cash.


Q. CAN YOU SHARE A COUPLE OF EXAMPLES OF NEW FUNDS PURCHASED DURING THE PERIOD, AND WHY? 1

A. To increase our small-cap blend exposure (a combination of growth and value), MAS Small Cap Value fund was added during the period. To increase exposure to the mid-cap growth area, Artisan Mid Cap Fund was added, as this manager has demonstrated an ability to perform well in diverse market conditions.


1 Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/00, the small-cap fund category contained 892 funds.

INTERNATIONAL PORTFOLIO

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The portfolio achieved a total return of 18.61% for the one-year reporting period ended October 31, 2000, comparing very favorably to the average foreign stock fund, which returned 4.25% and the MSCI-EAFE(R) Index which was down 2.90%. 3


Q. WHICH SECTORS OR REGIONS PERFORMED WELL FOR THE PORTFOLIO?

A. Many sectors in the international markets had a difficult time over the past twelve months, as generally the world followed the U.S. markets through their difficult times. The relatively strongest region was Europe, while Japan continued to be weak.


Q. WHAT IMPACT DID CURRENCY EXCHANGE RATES HAVE ON THE PERFORMANCE OF INTERNATIONAL EQUITIES?

A. A strengthening dollar relative to foreign currencies generally hurts portfolio returns. Over the reporting period, foreign currencies generally weakened relative to the dollar, although the yen/dollar relationship continued to be volatile over the period. The euro has weakened against the dollar since its inception on January 1, 1999.


Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS IT POSITIONED VERSUS THE MSCI-EAFE(R) INDEX AT THE CLOSE OF THE PERIOD?

A. During the reporting period, the portfolio's European weighting was increased slightly, as profits were taken from some Asian holdings and reinvested in Europe. We also sold off some of our international growth funds and replaced them with some global value funds. During most of the reporting period, the portfolio was overweighted in Europe and small company stocks relative to the MSCI-EAFE(R) Index, with the Pacific region representing slightly less than its target.


              [SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO CHART]

                            Developed  Developed   Emerging   Other
           Canada     USA    Europe     Pacific    Markets   Countries      Cash
           ------     ---    ------     -------    -------   ---------      ----
Oct-99      4.21     2.31     40.41      34.57      5.55      1.42       11.53
Nov-99       4.4     3.12     41.14      35.28      6.61      1.25         8.2
Dec-99      4.78      4.4     42.83      30.35      7.96         1        8.68
Jan-00       4.4     4.23     44.72      26.15       8.6      1.34       10.56
Feb-00      4.25     5.19     48.91      22.16      8.55      0.79       10.15
Mar-00      4.72     5.03        49      22.84      8.41      0.84        9.16
Apr-00      4.41     4.27     50.83      20.31      7.76       0.9       11.52
May-00      4.46     5.21     50.78       20.5      7.31      1.11       10.63
Jun-00      4.35     4.75     50.82      19.37      8.01      0.89       11.81
Jul-00      4.99     5.44     51.75      17.63      7.93      0.51       11.75
Aug-00      6.15     6.15      50.7      17.79      7.21      0.68       11.32
Sep-00       5.6     9.16     50.79      15.17      6.34       1.1       11.84
Oct-00      5.64      8.4     50.41      15.78       5.6      1.32       12.85



3 Source: Morningstar, Inc. As of 10/31/00, the Foreign Stock Fund category contained 732 funds.

GLOSSARY

ASSET ALLOCATION -- The division of holdings among different types of assets, such as domestic stocks, international stocks, bonds and cash-equivalent securities.

BETA -- A measure of a stock's volatility relative to the overall stock market. The beta of the S&P 500(R) Index is 1. Any investment that is more volatile than the market as a whole has a beta value higher than 1. If the beta is less than 1, the investment is considered to be less volatile than the market.

CAPITAL GAIN (LOSS) -- When a stock is sold for a profit, the difference between the net sales price and its net purchase price, or cost basis, is a capital gain. If a stock is sold below cost, the difference is a capital loss.

EARNINGS GROWTH RATE -- The average annual rate of growth in earnings over the past five years for the stocks in a fund's portfolio.

EARNINGS PER SHARE (EPS) -- The net income (or earnings) of a company for the past 12 months divided by the current number of shares outstanding.

EXPENSE RATIO -- Amount, expressed as a percentage of net assets, that shareholders pay annually for mutual fund operating expenses and management fees.

MARKET CAPITALIZATION -- The dollar value of a company or the amount someone would pay to buy the company today. It is calculated by multiplying the total number of outstanding shares by the current price per share. Median market cap is the midpoint of a fund's total market capitalization, weighted by the portion of assets invested in each holding. As a result, half of the fund's holdings will have market caps above the median, and the rest below it.

NET ASSET VALUE (NAV) -- The market value of a fund share.

PRICE/BOOK (P/B) RATIO -- Compares a stock's market value with the value of total assets minus intangible assets and total liabilities (the book value). It is determined by dividing the current price of the stock by common stockholder equity per share. In evaluating stocks, comparing P/B ratios often works well in situations where price/earnings ratios do not, because the P/B ratio is stable over time and is always a positive number. P/B ratios are best used for comparisons within an industry rather than between industries, as certain industries will usually contain stocks that have all high or all low P/B ratios. For mutual funds, the P/B ratio is the weighted average of all the stocks' P/B ratios in the portfolio.

PRICE/EARNINGS (P/E) RATIO -- The ratio of a company's stock price to its earnings per share over the past year. For mutual funds, the P/E ratio is the weighted average of all the stocks' P/E ratios in the mutual fund's portfolio. The P/E is an indicator of market expectations about a company's prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. Because earnings are volatile and sometimes "negative," however, the P/E has its limitations and may fail as a measure for a significant number of stocks at any given time.

RETURN ON EQUITY -- The average annual rate of return generated by the companies a fund holds during the past five years for each dollar of shareholders' equity (net income divided by shareholders' equity).

STOCK -- A share of ownership, or equity, in a corporation.

TOTAL RETURN -- The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

TURNOVER RATE -- A measure of a fund's trading activity. Funds with higher turnover rates typically incur higher transaction costs and are more likely to distribute capital gains, which are taxable to investors.

YIELD -- The income generated by an investment, expressed as a percentage of its market value.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000

                                                      Number          Value
                                                    of Shares         (000s)
                                                    ---------       ----------
INVESTMENT FUNDS -- 91.3%
ASIAN FUNDS -- 0.4%
Scudder Japan Fund                                     82,201       $   1,008
                                                                    ---------
BOND FUNDS -- 8.4%
American Century Intermediate
  Term Treasury Fund                                  513,177           5,260
American Century Long Term
  Treasury Fund                                       124,634           1,248
American Century Target
  2020 Fund                                            32,669           1,168
PIMCO Total Return Fund,
  Institutional Class                                 544,307           5,498
Schwab YieldPlus Fund(TM),
  Select Shares                                       778,769           7,733
                                                                    ---------
                                                                       20,907
                                                                    ---------

INTERNATIONAL STOCK FUNDS -- 20.0%
American Century International
  Discovery Fund, Institutional Class                 128,509           2,081
American Century International
  Growth Fund, Institutional Class                  1,136,057          14,644
Artisan International Fund                            580,658          14,964
Dreyfus Founders Passport Fund+                        94,161           1,694
Janus Worldwide Fund+                                 105,259           7,447
Oakmark International Fund                            169,668           2,560
Tweedy Browne Global Value Fund+                      270,810           6,090
                                                                    ---------
                                                                       49,480
                                                                    ---------
LARGE-CAP FUNDS -- 38.9%
Accessor Value Fund, Advisor Shares                   105,960           2,245
Dodge & Cox Stock Fund                                 34,190           3,460
Heritage Capital Appreciation
  Fund, Class A                                       218,846           6,940
Janus Olympus Fund+                                   190,830           9,637
Janus Twenty Fund                                      39,473           2,805
Longleaf Partners Fund                                 20,840             468
Managers Capital Appreciation Fund+                    53,997           2,919
Oakmark Select Fund, Class I                          589,734          12,980
Rydex Series Trust Nova Fund                          190,878           7,215
Rydex Series Trust OTC Fund                            87,664           2,110
T. Rowe Price Value Fund+                             524,717          10,185
White Oak Growth Stock Fund+                          458,418          35,321
                                                                    ---------
                                                                       96,285
                                                                    ---------
SECTOR FUNDS -- 4.0%
Firsthand Technology Value Fund+                       48,959           5,331
Franklin Biotechnology Discovery
  Fund, Class A+                                       36,164           3,028
Heritage Technology Fund, Class A+                     93,953           1,637
                                                                    ---------
                                                                        9,996
                                                                    ---------
SMALL-CAP / MID-CAP FUNDS -- 19.6%
Berger Small Cap Value Fund,
  Institutional Class                                  94,544           2,390
Hambrecht & Quist IPO &
  Emerging Company Fund                                55,813             562
Kopp Emerging Growth Fund,
  Class A+                                            246,412           6,446
Loomis Sayles Small Cap
  Growth Fund+                                         57,705           1,404
MAS Small Cap Value Fund,
  Institutional Class+                                122,554           2,547
Melody 4500 Fund L.P.+**                              232,023           2,731
Neuberger Berman
  Millennium Fund+                                    190,311           5,399
Robertson Stephens Emerging
  Growth Fund, Class A+                                20,840           1,142
Robertson Stephens Mid Cap
  Opportunities Fund+                                 215,614           3,348
Thornburg Value Fund, Class A                         224,620           7,408
Thornburg Value Fund,
  Institutional Class                                 341,778          11,313
VAN Wagoner Emerging
  Growth Fund+                                         67,086           3,488
Weitz Series Hickory Fund                              17,111             459
                                                                    ---------
                                                                       48,637
                                                                    ---------
TOTAL INVESTMENT FUNDS
  (Cost $211,446)                                                     226,313
                                                                    ---------

                                                       Number of             Value
                                                   Shares/Par (000s)         (000s)
                                                   -----------------       ----------
SHORT-TERM INVESTMENTS -- 8.5%
Bank One Grand Cayman
  Time Deposit
   6.03%*, 11/01/00                             $      3,821               $   3,821
Rydex U.S. Government
  Money Market Fund, 5.78%*                       13,226,878                  13,227
Wachovia Bank NA Time Deposit
   6.03%*, 11/01/00                                    4,000                   4,000
                                                                           ---------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $21,048)                                                              21,048
                                                                           ---------
TOTAL INVESTMENTS -- 99.8%
  (Cost $232,494)                                                            247,361
                                                                           ---------

OTHER ASSETS AND LIABILITIES, NET -- 0.2%
   Other assets                                                                4,616
   Liabilities                                                                (4,199)
                                                                           ---------
                                                                                 417
                                                                           ---------
TOTAL NET ASSETS -- 100.0%                                                 $247,778
                                                                           =========


See accompanying Notes to Schedules of Investments and Notes to Financial Statements.

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000

                                                      Number          Value
                                                    of Shares         (000s)
                                                    ---------       ----------
INVESTMENT FUNDS -- 97.6%
ASIAN FUNDS -- 0.4%
Scudder Japan Fund                                    51,939       $     637
                                                                   ---------
BOND FUNDS -- 30.5%
American Century Intermediate
  Term Treasury Fund                                 633,869           6,497
American Century Long Term
  Treasury Fund                                      235,022           2,353
Federated U.S. Government
  Securities Fund, 2-5 Years,
  Institutional Shares                               652,940           6,875
MainStay High Yield Corporate
  Bond Fund, Class A                               1,037,164           6,908
PIMCO Total Return Fund,
  Institutional Class                              2,113,182          21,343
Schwab YieldPlus Fund(TM),
  Select Shares                                      259,589           2,578
                                                                   ---------
                                                                      46,554
                                                                   ---------
INTERNATIONAL STOCK FUNDS -- 12.6%
American Century International
  Discovery Fund, Institutional Class                 24,912             403
Artisan International Fund                           300,014           7,731
Dreyfus Founders Passport Fund+                       70,621           1,271
Janus Worldwide Fund+                                 75,694           5,355
Oakmark International Fund                            52,443             791
Tweedy Browne Global Value Fund+                     166,836           3,752
                                                                   ---------
                                                                      19,303
                                                                   ---------
LARGE-CAP FUNDS -- 34.4%
Accessor Value Fund, Advisor Shares                   44,988             953
Dodge & Cox Stock Fund                                20,131           2,037
Heritage Capital Appreciation
  Fund, Class A                                       46,453           1,473
Janus Olympus Fund+                                   78,756           3,977
Janus Twenty Fund                                      9,407             669
Longleaf Partners Fund                                26,813             602
Managers Capital Appreciation Fund+                   20,037           1,083
Marsico Focus Fund                                   104,904       $   2,138
Oakmark Select Fund, Class I                         489,546          10,776
Rydex Series Trust Nova Fund                          95,390           3,606
T. Rowe Price Value Fund+                            483,170           9,378
White Oak Growth Stock Fund+                         205,772          15,855
                                                                   ---------
                                                                      52,547
                                                                   ---------
SECTOR FUNDS -- 2.2%
Firsthand Technology Value Fund+                      16,388           1,785
Franklin Biotechnology Discovery
  Fund, Class A+                                      17,871           1,496
                                                                   ---------
                                                                       3,281
                                                                   ---------
SMALL-CAP / MID-CAP FUNDS -- 17.5%
Hambrecht & Quist IPO & Emerging
  Company Fund                                        35,728             360
Kopp Emerging Growth
  Fund, Class A+                                     116,022           3,035
Loomis Sayles Small Cap
  Growth Fund+                                        37,338             909
MAS Small Cap Value Fund,
  Institutional Class+                                63,025           1,310
Melody 4500 Fund L.P.+**                             400,000           4,708
Neuberger Berman
  Millennium Fund+                                    42,948           1,218
Robertson Stephens Emerging
  Growth Fund, Class A+                                6,230             341
Robertson Stephens Mid Cap
  Opportunities Fund+                                137,939           2,142
Thornburg Value Fund, Class A                         80,355           2,650
Thornburg Value Fund,
  Institutional Class                                269,831           8,931
VAN Wagoner Emerging
  Growth Fund+                                         9,572             498
Weitz Series Hickory Fund                             20,699             555
                                                                   ---------
                                                                      26,657
                                                                   ---------
TOTAL INVESTMENT FUNDS
  (Cost $140,696)                                                    148,979
                                                                   ---------

                                                    Number of         Value
                                                Shares/Par (000s)     (000s)
                                                ----------------    ----------

SHORT-TERM INVESTMENTS -- 2.4%
Rydex U.S. Government
  Money Market Fund, 5.78%*                       1,551,155        $     1,551
Wachovia Bank NA Time Deposit
   6.03%*, 11/01/00                             $     2,023              2,023
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,574)                                                          3,574
                                                                   -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $144,270)                                                      152,553
                                                                   -----------

OTHER ASSETS AND LIABILITIES, NET -- 0.0%
  Other assets                                                           2,139
  Liabilities                                                           (2,078)
                                                                   -----------

                                                                            61
                                                                   -----------
TOTAL NET ASSETS -- 100.0%                                         $   152,614
                                                                   ===========

See accompanying Notes to Schedules of Investments and Notes to Financial Statements.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000

                                                      Number          Value
                                                    of Shares         (000s)
                                                    ---------       ----------
INVESTMENT FUNDS -- 95.5%
 SECTOR FUNDS -- 11.1%
Dresdner RCM Global Health
  Care Fund+                                          163,484        $    4,036
Firsthand Technology Value Fund+                       22,511             2,451
Franklin Biotechnology Discovery
  Fund, Class A+                                       67,304             5,635
Red Oak Technology Select Fund+                       170,696             5,778
                                                                     ----------
                                                                         17,900
                                                                     ----------
SMALL-CAP/MID-CAP FUNDS -- 84.4%
AIM Mid Cap Equity Fund, Class A+                     181,422             5,000
Artisan Mid Cap Fund+                                 397,234            11,897
Forward Hoover Small Cap
  Equity Fund+                                        101,283             1,420
Fremont U.S. Micro Cap Fund                           313,398            10,969
John Hancock Small Cap
  Value Fund, Class A+                                445,062             9,823
Kopp Emerging Growth
  Fund, Class A+                                      153,802             4,023
Longleaf Partners Small Cap Fund                      307,025             6,549
Managers Special Equity Fund                          247,464            23,695
MAS Small Cap Value Fund,
  Institutional Class+                                279,274             5,803
Melody 4500 Fund L.P.+**                            1,025,543            12,071
MFS Mid Cap Growth Fund+                              177,976             3,312
PBHG Small Cap Value Fund                             194,923             3,859
Pin Oak Aggressive Stock Fund                          82,738             5,746
State Street Research Aurora
  Fund, Class A+                                      351,703            10,133
Turner Micro Cap Growth Fund+                         126,707             5,348
Turner Small Cap Growth Fund                          116,835             4,746
Value Line Special Situations Fund                    128,281             3,671
VAN Wagoner Emerging
  Growth Fund+                                        103,238             5,368
VAN Wagoner Micro Cap Fund+                            62,082             2,532
Weitz Series Hickory Fund                              15,322               411
                                                                     ----------
                                                                        136,376
                                                                     ----------
TOTAL INVESTMENT FUNDS
  (Cost $141,429)                                                       154,276
                                                                     ----------


                                                       Par            Value
                                                      (000s)          (000s)
                                                    ---------       ----------
SHORT-TERM INVESTMENTS -- 8.6%
Bank One Grand Cayman
  Time Deposit
   6.03%*, 11/01/00                                    $3,000        $    3,000
Chase Manhattan Bank NY
  Time Deposit
   6.03%*, 11/01/00                                     1,892             1,892
Citibank Nassau TCA
  Time Deposit
   6.03%*, 11/01/00                                     3,000             3,000
HSBC Holdings PLC Grand Cayman
  Time Deposit
   6.03%*, 11/01/00                                     3,000             3,000
Wachovia Bank Time Deposit
   6.03%*, 11/01/00                                     3,000             3,000
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $13,892)                                                         13,892
                                                                     ----------
TOTAL INVESTMENTS -- 104.1%
  (Cost $155,321)                                                       168,168
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- (4.1%)
  Other assets                                                               84
  Liabilities                                                            (6,652)
                                                                     ----------

                                                                         (6,568)
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                           $  161,600
                                                                     ==========

See accompanying Notes to Schedules of Investments and Notes to Financial Statements.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000

                                                      Number           Value
                                                    of Shares          (000s)
                                                    ---------        ----------
INVESTMENT FUNDS -- 96.7%
ASIAN FUNDS -- 1.6%
Colonial Newport Tiger
  Fund, Class A+                                      197,407        $    2,304
Scudder Japan Fund                                    184,575             2,263
                                                                     ----------
                                                                          4,567
                                                                     ----------
EUROPEAN FUNDS -- 4.0%
AIM European Development
  Fund, Class A+                                      466,870            11,018
                                                                     ----------
INTERNATIONAL STOCK FUNDS -- 91.1%
American Century International
  Discovery Fund, Institutional Class               1,972,040            31,927
American Century International
  Growth Fund, Institutional Class                  1,327,603            17,113
Artisan International Fund                          2,274,048            58,602
Dreyfus Founders Passport Fund+                       312,468             5,621
First Eagle SoGen Overseas Fund+                       40,953               590
Janus Overseas Fund+                                1,083,896            36,246
Janus Worldwide Fund+                                  95,014             6,722
Longleaf Partners
  International Fund+                                 569,853             8,326
Masters Select International
  Fund+                                               364,915             6,539
Montgomery Global Long
  Short Fund                                          213,870             5,965
Oakmark International Fund                            809,290            12,212
Oppenheimer International
  Growth Fund, Class A+                                89,913             1,927
Pilgrim International Small Cap
  Growth Fund, Class Q                                429,430            16,396
Thornburg Global Value
  Fund, Class A                                       116,805             1,893
Tweedy Browne Global
  Value Fund+                                       1,912,690            43,016
                                                                     ----------
                                                                        253,095
                                                                     ----------
TOTAL INVESTMENT FUNDS
  (Cost $271,837)                                                       268,680
                                                                     ----------


                                                       Par              Value
                                                      (000s)           (000s)
                                                    ---------        ----------
SHORT-TERM INVESTMENTS -- 4.2%
Bank One Grand Cayman
  Time Deposit
   6.03%*, 11/01/00                               $     5,000        $    5,000
HSBC Holdings PLC Grand Cayman
  Time Deposit
   6.03%*, 11/01/00                                     1,822             1,822
Wachovia Bank NA Time Deposit
   6.03%*, 11/01/00                                     5,000             5,000
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $11,822)                                                         11,822
                                                                     ----------
TOTAL INVESTMENTS -- 100.9%
  (Cost $283,659)                                                       280,502
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- (0.9%)
  Other assets                                                              426
  Liabilities                                                            (2,997)
                                                                     ----------
                                                                         (2,571)
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                           $  277,931
                                                                     ==========


NOTES TO SCHEDULES OF INVESTMENTS
October 31, 2000

+    Non-income producing security.

*    Interest rate represents the yield on report date.

**   See Note 3 of Notes to Financial Statements.

L.P. -- Limited Partnership.

PLC  -- Public Limited Company.

See accompanying Notes to Schedules of Investments and Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands, except for net asset value per share)
October 31, 2000

                                                                            Schwab MarketManager Portfolios(R)
                                                               -----------------------------------------------------------
                                                                Growth         Balanced        Small Cap     International
                                                               ---------       ---------       ---------     -------------
ASSETS
Investments, at value (Cost: $232,494, $144,270, $155,321,
   and $283,659, respectively)                                 $ 247,361       $ 152,553       $ 168,168       $ 280,502
Receivables:
   Investments sold                                                4,000           2,000              --              --
   Fund shares sold                                                  578             108              71             386
   Dividends                                                          15              15              --              --
   Interest                                                            1              --               2               2
Prepaid expenses                                                      22              16              11              38
                                                               ---------       ---------       ---------       ---------
     Total assets                                                251,977         154,692         168,252         280,928
                                                               ---------       ---------       ---------       ---------

LIABILITIES
Payables:
   Investments purchased                                           4,000           2,000           6,500           2,750
   Fund shares redeemed                                              106              12              83             124
   Investment advisory and administration fees                        13               8               7              15
Accrued expenses                                                      80              58              62             108
                                                               ---------       ---------       ---------       ---------
     Total liabilities                                             4,199           2,078           6,652           2,997
                                                               ---------       ---------       ---------       ---------
Net assets applicable to outstanding shares                    $ 247,778       $ 152,614       $ 161,600       $ 277,931
                                                               =========       =========       =========       =========
NET ASSETS CONSIST OF:
Paid-in capital                                                $ 208,220       $ 130,549       $ 141,092       $ 266,946
Undistributed net investment income                                2,040           2,832           1,595             356
Accumulated net realized gain on investments sold                 22,651          10,950           6,066          13,786
Net unrealized appreciation (depreciation)
   on investments                                                 14,867           8,283          12,847          (3,157)
                                                               ---------       ---------       ---------       ---------
                                                               $ 247,778       $ 152,614       $ 161,600       $ 277,931
                                                               =========       =========       =========       =========
PRICING OF SHARES:
Outstanding shares, $0.00001 par value (unlimited
    shares authorized)                                            17,840          11,354          13,175          17,902
Net asset value, offering and redemption price per share       $   13.89       $   13.44       $   12.27       $   15.53


See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS (in thousands)
For the year ended October 31, 2000

                                                                                 Schwab MarketManager Portfolios(R)
                                                                  -----------------------------------------------------------
                                                                   Growth         Balanced        Small Cap     International
                                                                  --------        --------        ---------     -------------
Investment income:
   Dividends                                                      $  5,642        $  5,168        $  5,045        $  4,920
   Interest                                                          1,078             270             379             587
                                                                  --------        --------        --------        --------
     Total investment income                                         6,720           5,438           5,424           5,507
                                                                  --------        --------        --------        --------
Expenses:
   Investment advisory and administration fees                       1,277             797             870           1,217
   Transfer agency and shareholder service fees                        591             369             403             563
   Custodian fees                                                       33              25              24              24
   Portfolio accounting fees                                            35              23              50              34
   Registration fees                                                    52              26              24              82
   Professional fees                                                    49              49              49              44
   Shareholder reports                                                  37               8              35              25
   Trustees' fees                                                        5               5               5               6
   Proxy fees                                                           22              13              18              20
   Other expenses                                                       10              10               7              10
                                                                  --------        --------        --------        --------
                                                                     2,111           1,325           1,485           2,025
Less: expenses reduced (see Note 5)                                   (907)           (574)           (661)           (879)
                                                                  --------        --------        --------        --------
     Net expenses incurred by fund                                   1,204             751             824           1,146
                                                                  --------        --------        --------        --------
Net investment income                                                5,516           4,687           4,600           4,361
                                                                  --------        --------        --------        --------
Net realized gain on investments:
     Net realized gain on investments sold                          18,987           9,178           8,847           9,316
     Net realized gain received from underlying funds                3,943           1,914           2,975           4,569
                                                                  --------        --------        --------        --------
       Net realized gain on investments                             22,930          11,092          11,822          13,885
                                                                  --------        --------        --------        --------
Net unrealized appreciation (depreciation) on investments           (7,276)         (1,307)            124         (20,879)
                                                                  --------        --------        --------        --------
Net gain (loss) on investments                                      15,654           9,785          11,946          (6,994)
                                                                  --------        --------        --------        --------
Increase (decrease) in net assets resulting from operations       $ 21,170        $ 14,472        $ 16,546        $ (2,633)
                                                                  ========        ========        ========        ========

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the years ended October 31,

                                                                                       Schwab MarketManager Portfolios(R)
                                                       --------------------------------------------------------------------------
                                                              Growth                   Balanced                 Small Cap
                                                       ----------------------    ----------------------    ----------------------
                                                          2000         1999         2000         1999         2000         1999
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Operations:
   Net investment income                              $   5,516    $   2,077    $   4,687    $   2,373    $   4,600    $   2,795
   Net realized gain on investments                      18,987       19,916        9,178       10,077        8,847        5,707
   Net realized gain received from
     underlying funds                                     3,943        2,831        1,914        1,397        2,975        4,813
   Net unrealized appreciation
     (depreciation) on investments                       (7,276)      15,237       (1,307)       6,255          124       20,277
                                                      ---------    ---------    ---------    ---------    ---------    ---------
   Increase (decrease) in net assets
     resulting from operations                           21,170       40,061       14,472       20,102       16,546       33,592
                                                      ---------    ---------    ---------    ---------    ---------    ---------
Dividends and distributions:
   Dividends to shareholders from net
     investment income                                   (4,282)      (2,077)      (3,255)      (2,373)      (4,600)        (673)
   Dividends in excess of net investment income              --         (625)          --         (118)        (550)          --

   Distributions to shareholders from
     net capital gains                                  (23,031)      (3,029)     (11,788)          --           --           --
                                                      ---------    ---------    ---------    ---------    ---------    ---------
   Total dividends and distributions
     to shareholders                                    (27,313)      (5,731)     (15,043)      (2,491)      (5,150)        (673)
                                                      ---------    ---------    ---------    ---------    ---------    ---------
Capital share transactions:
   Proceeds from shares sold                            120,360       40,223       50,033       38,953       68,745       20,774
   Net asset value of shares issued in
     reinvestment of dividends                           26,775        5,639       14,451        2,389        4,884          642
   Early withdrawal fees (see Note 8)                        --           --           --           --           --           --
   Payments for shares redeemed                         (73,816)     (51,444)     (33,080)     (29,966)     (46,423)     (59,884)
                                                      ---------    ---------    ---------    ---------    ---------    ---------
   Increase (decrease) in net assets from
     capital share transactions                          73,319       (5,582)      31,404       11,376       27,206      (38,468)
                                                      ---------    ---------    ---------    ---------    ---------    ---------
Total increase (decrease) in net assets                  67,176       28,748       30,833       28,987       38,602       (5,549)

Net assets:
   Beginning of period                                  180,602      151,854      121,781       92,794      122,998      128,547
                                                      ---------    ---------    ---------    ---------    ---------    ---------
   End of period (including undistributed
     net investment income (loss) of
     $2,040, $806, $2,832, $1,400, $1,595,
     $2,145, $356, $(143), respectively)              $ 247,778    $ 180,602    $ 152,614    $ 121,781    $ 161,600    $ 122,998
                                                      =========    =========    =========    =========    =========    =========
Number of fund shares:
   Sold                                                   8,223        3,089        3,633        3,085        5,280        2,046
   Reinvested                                             1,830          457        1,059          196          387           68
   Redeemed                                              (5,062)      (3,980)      (2,401)      (2,386)      (3,636)      (6,075)
                                                      ---------    ---------    ---------    ---------    ---------    ---------
   Net increase (decrease) in
     shares outstanding                                   4,991         (434)       2,291          895        2,031       (3,961)
Shares outstanding:
   Beginning of period                                   12,849       13,283        9,063        8,168       11,144       15,105
                                                      ---------    ---------    ---------    ---------    ---------    ---------
   End of period                                         17,840       12,849       11,354        9,063       13,175       11,144
                                                      =========    =========    =========    =========    =========    =========


                                                       -----------------------
                                                            International
                                                        ----------------------
                                                           2000         1999
                                                        ---------    ---------
Operations:
   Net investment income                              $    4,361    $     775
   Net realized gain on investments                        9,316       13,982
   Net realized gain received from
     underlying funds                                      4,569        1,240
   Net unrealized appreciation
     (depreciation) on investments                       (20,879)      13,138
                                                      ----------    ---------
   Increase (decrease) in net assets
     resulting from operations                            (2,633)      29,135
                                                      ----------    ---------
Dividends and distributions:
   Dividends to shareholders from net
     investment income                                    (3,862)        (775)
   Dividends in excess of net investment income               --
                                                                         (143)
   Distributions to shareholders from
     net capital gains                                   (14,371)          --
                                                      ----------    ---------
   Total dividends and distributions
     to shareholders                                     (18,233)        (918)
                                                      ----------    ---------
Capital share transactions:
   Proceeds from shares sold                             271,197       47,140
   Net asset value of shares issued in
     reinvestment of dividends                            17,401          879
   Early withdrawal fees (see Note 8)                        156           --
   Payments for shares redeemed                          (93,761)     (46,236)
                                                      ----------    ---------
   Increase (decrease) in net assets from
     capital share transactions                          194,993        1,783
                                                      ----------    ---------
Total increase (decrease) in net assets                  174,127       30,000

Net assets:
   Beginning of period                                   103,804       73,804
                                                      ----------    ---------
   End of period (including undistributed
     net investment income (loss) of
     $2,040, $806, $2,832, $1,400, $1,595,
     $2,145, $356, $(143), respectively)              $  277,931    $ 103,804
                                                      ==========    =========
Number of fund shares:
   Sold                                                   15,325        3,661
   Reinvested                                                995           78
   Redeemed                                               (5,415)      (3,716)
                                                      ----------    ---------
   Net increase (decrease) in
     shares outstanding                                   10,905           23
Shares outstanding:
   Beginning of period                                     6,997        6,974
                                                      ----------    ---------
   End of period                                          17,902        6,997
                                                      ==========    =========


See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                             11/1/99 -      11/1/98 -     11/1/97 -     11/18/96* -
  SCHWAB MARKETMANAGER GROWTH PORTFOLIO                      10/31/00        10/31/99      10/31/98      10/31/97
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         14.06          11.43         11.60         10.00
                                                             ------------------------------------------------------
Income from investment operations:
    Net investment income                                       0.38           0.16          0.32          0.08
    Net realized and unrealized gain
      on investments                                            1.55           2.91          0.11          1.66
                                                             ------------------------------------------------------
    Total income from investment operations                     1.93           3.07          0.43          1.74
                                                             ------------------------------------------------------
 Less distributions:
    Dividends from net investment income                       (0.33)         (0.16)        (0.29)        (0.14)
    Dividends in excess of net investment income                  --          (0.05)           --            --
    Distributions from capital gains                           (1.77)         (0.23)        (0.31)           --
                                                             ------------------------------------------------------
    Total distributions                                        (2.10)         (0.44)        (0.60)        (0.14)
                                                             ------------------------------------------------------
Net asset value at end of period                               13.89          14.06         11.43         11.60
                                                             ======================================================
 Total return (%)                                              12.98          27.38          3.87         17.60 1

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to average net assets          0.50 3         0.50          0.50          0.50 2

 Expense reductions reflected in above ratio                    0.38           0.43          0.67          0.77 2

 Ratio of net investment income to average net assets           2.34           1.23          2.66          2.07 2

 Portfolio turnover rate                                         179            284           384           192

 Net assets, end of period ($ x 1,000,000)                       248            181           152           124

*    Commencement of operations.

1    Not annualized.

2    Annualized.

3 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                              11/1/99 -     11/1/98 -      11/1/97 -    11/18/96* -
  SCHWAB MARKETMANAGER BALANCED PORTFOLIO                     10/31/00      10/31/99       10/31/98     10/31/97
-------------------------------------------------------------------------------------------------------------------
  PER-SHARE DATA ($)

Net asset value at beginning of period                         13.44          11.36         11.38         10.00
                                                              -----------------------------------------------------
Income from investment operations:
    Net investment income                                       0.45           0.27          0.36          0.17
    Net realized and unrealized gain
      on investments                                            1.18           2.11          0.18          1.34
                                                              -----------------------------------------------------
    Total income from investment operations                     1.63           2.38          0.54          1.51
                                                              -----------------------------------------------------
 Less distributions:
    Dividends from net investment income                       (0.35)         (0.28)        (0.34)        (0.13)
    Dividends in excess of net investment income                  --          (0.02)           --            --
    Distributions from capital gains                           (1.28)            --         (0.22)           --
                                                              -----------------------------------------------------
    Total distributions                                        (1.63)         (0.30)        (0.56)        (0.13)
                                                              -----------------------------------------------------
Net asset value at end of period                               13.44          13.44         11.36         11.38
                                                              =====================================================
 Total return (%)                                              12.00          21.28          4.89         15.27 1

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to average net assets          0.50 3         0.50          0.50          0.50 2

 Expense reductions reflected in above ratio                    0.39           0.45          0.69          0.95 2

 Ratio of net investment income to average net assets           3.18           2.20          3.21          3.03 2

 Portfolio turnover rate                                         114            244           353           171

 Net assets, end of period ($ x 1,000,000)                       153            122            93            61

*    Commencement of operations.

1    Not annualized.

2    Annualized.

3 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

See accompanying Notes to Financial Statements.

                                                               11/1/99 -     11/1/98 -     11/1/97 -     9/16/97* -
    Schwab MarketManager Small Cap Portfolio                   10/31/00      10/31/99      10/31/98      10/31/97
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          11.04           8.51          9.93         10.00
                                                               ----------------------------------------------------
Income from investment operations:
    Net investment income                                        0.39           0.24          0.21          0.02
    Net realized and unrealized gain (loss)
      on investments                                             1.30           2.34         (1.36)        (0.09)
                                                               ----------------------------------------------------
    Total income (loss) from investment operations               1.69           2.58         (1.15)        (0.07)
                                                               ----------------------------------------------------
Less distributions:
    Dividends from net investment income                        (0.39)         (0.05)        (0.21)           --
    Dividends in excess of net investment income                (0.07)            --         (0.03)           --
    Distributions from capital gains                               --             --         (0.03)           --
                                                               ----------------------------------------------------
    Total distributions                                         (0.46)         (0.05)        (0.27)           --
                                                               ----------------------------------------------------
Net asset value at end of period                                12.27          11.04          8.51          9.93
                                                               ====================================================
Total return (%)                                                15.17          30.38        (11.84)        (0.70) 1

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to average net assets           0.50 3         0.50          0.50          0.50 2
 Expense reductions reflected in above ratio                     0.41           0.51          0.69          0.75 2
 Ratio of net investment income to average net assets            2.86           2.23          2.65          1.29 2
 Portfolio turnover rate                                          128            145           166            10
 Net assets, end of period ($ x 1,000,000)                        162            123           129           207

*    Commencement of operations.

1    Not annualized.

2    Annualized.

3 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                              11/1/99 -     11/1/98 -      11/1/97 -    11/1/96 -     10/16/96*-
    Schwab MarketManager International Portfolio              10/31/00      10/31/99       10/31/98     10/31/97      10/31/96
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         14.84          10.58         10.86          9.91         10.00
                                                              ------------------------------------------------------------------
Income from investment operations:
    Net investment income                                       0.53           0.11          0.34          0.17            --
    Net realized and unrealized gain (loss)
      on investments                                            2.49           4.28          0.02          0.95         (0.09)
                                                              ------------------------------------------------------------------
    Total income (loss) from investment operations              3.02           4.39          0.36          1.12         (0.09)
                                                              ------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                       (0.49)         (0.11)        (0.33)        (0.17)           --
    Dividends in excess of net investment income                  --          (0.02)        (0.01)           --            --
    Distributions from capital gains                           (1.84)            --         (0.30)           --            --
                                                              ------------------------------------------------------------------
    Total distributions                                        (2.33)         (0.13)        (0.64)        (0.17)           --
                                                              ------------------------------------------------------------------
Net asset value at end of period                               15.53          14.84         10.58         10.86          9.91
                                                              ==================================================================
Total return (%)                                               18.61          41.92          3.55         11.47         (0.90) 1

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to average net assets          0.50 3         0.50          0.50          0.50          0.50 2
 Expense reductions reflected in above ratio                    0.39           0.47          0.70          0.80          2.91 2
 Ratio of net investment income to average net assets           1.94           0.94          2.96          1.40          0.52 2
 Portfolio turnover rate                                          80            249           236           179            --
 Net assets, end of period ($ x 1,000,000)                       278            104            74            81            59

*    Commencement of operations.

1    Not annualized.

2    Annualized.

3 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 2000
(All currency amounts are in thousands unless otherwise noted.)

1.  DESCRIPTION OF THE FUNDS

The Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, Schwab MarketManager Small Cap Portfolio and Schwab MarketManager International Portfolio (the "funds") are series of Schwab Capital Trust (the "trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In addition to the funds, the trust also offers the Schwab Total Stock Market Index Fund(TM), Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R), Schwab International Index Fund(R), Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Schwab MarketTrack All Equity Portfolio, Schwab Analytics Fund(R), Institutional Select(TM) S&P 500 Fund, Institutional Select(TM) Large-Cap Value Index Fund, Institutional Select(TM) Small-Cap Value Index Fund, Communications Focus Fund, Financial Services Focus Fund, Health Care Focus Fund and Technology Focus Fund. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act, for a given day. The funds' investments in securities traded on an exchange or in the over-the-counter market value are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Other investments, including limited partnerships, for which no quotations are readily available, are valued at fair value as determined by the funds' investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

Security transactions, investment income and realized gains (losses) -- Security transactions are accounted for on a trade-date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, (including accretion of discounts) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Expenses -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no Federal income tax provision is required. Each fund is considered a separate entity for tax purposes.

For Federal income tax purposes, the cost of securities owned at October 31, 2000 and the net realized gains or losses on securities sold for the period then ended was different from the amounts reported for financial reporting purposes as shown below. The aggregate gross unrealized appreciation and depreciation at October 31, 2000 for the Funds is as follows:

                                                                    Net Unrealized
                                                        Federal      Appreciation     Appreciated    Depreciated
      Portfolio                                         Tax Cost    (Depreciation)     Securities     Securities
      ---------                                         --------    --------------    -----------    -----------
      Schwab MarketManager Growth Portfolio            $234,712        $ 12,649         $20,515        $ (7,866)
      Schwab MarketManager Balanced Portfolio           145,360           7,193          11,365          (4,172)
      Schwab MarketManager Small Cap Portfolio          155,926          12,242          15,972          (3,730)
      Schwab MarketManager International Portfolio      283,951          (3,449)         18,716         (22,165)

Reclassifications -- Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of October 31, 2000, there were no reclassifications.

3.  TRANSACTIONS WITH LIMITED PARTNERSHIPS

As of October 31, 2000, the MarketManager Growth Portfolio, the MarketManager Balanced Portfolio and the MarketManager Small Cap Portfolio owned 14.0%, 24.1%, and 61.8% limited partnership ownership interests, respectively, in the Melody 4500 Fund, L.P. ("Melody"). Melody invests in publicly traded securities of small-to-medium capitalization issuers located in the United States and will attempt to equal or exceed the total return performance of the Wilshire 4500 Index over a market cycle of five years. As stated in the partnership agreement, under normal market conditions, each fund can generally redeem up to 50% of its interest upon three business days notice to the general partner, and the remainder of the capital account as of the last business day of any calendar month on at least 30 days prior notice to the general partner.

4.  TRANSACTIONS WITH AFFILIATES


Investment advisory and administration agreement -- The trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, each fund pays an annual fee, payable monthly, of 0.54% of the first $500 million of average daily net assets, and 0.49% of such net assets over $500 million. The investment adviser has reduced a portion of its fee for the year ended October 31, 2000 (see Note 5).

Prior to February 28, 1999, each fund paid an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, and 0.69% of the next $1 billion and 0.64% of such net assets over $2 billion.

Transfer agency and shareholder service agreements -- The trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such net assets for shareholder services. Schwab has waived all of its transfer agency and shareholder service fees for the year ended October 31, 2000 (see Note 5).

Officers and trustees -- Certain officers and trustees of the trust are also officers and/or directors of the investment adviser and/or Schwab. During the year ended October 31, 2000, the trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the 1940 Act. The funds incurred fees aggregating $21 related to the trust's unaffiliated trustees.

Other affiliated parties and transactions -- Pursuant to an Exemptive Order issued by the SEC, the funds may invest in other SchwabFunds(R). As of October 31, 2000 the Schwab MarketManager Growth Portfolio and the Schwab MarketManager Balanced Portfolio owned 3.3% and 1.1%, respectively of the Schwab YieldPlus Fund(TM).

5. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser and Schwab guarantee that through at least February 28, 2001, each fund's total operating expenses will not exceed 0.50% of the fund's average daily net assets, after waivers and reimbursements. Schwab has agreed to waive its transfer agency and shareholder service fees through at least February 28, 2001. For the purpose of this guarantee, operating expenses do not include interest, taxes, and certain non-routine expenses. The actual operating expense ratio for the year ended October 31, 2000 did include non-routine expenses.

For the year ended October 31, 2000, the total of such fees and expenses reduced by the investment adviser was $316, $205, $258, and $316 for the Schwab MarketManager Growth, Schwab MarketManager Balanced, Schwab MarketManager Small Cap and Schwab MarketManager International Portfolios, respectively, and the total of such fees reduced by Schwab was $591, $369, $403, and $563 for the Schwab MarketManager Growth, Schwab MarketManager Balanced, Schwab MarketManager Small Cap, and Schwab MarketManager International Portfolios, respectively.

6.  BORROWING AGREEMENTS

The funds may obtain temporary bank loans through the trust to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trust has line of credit arrangements with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. As of the end of the report period there were no borrowings outstanding.

7. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations and U.S. Government securities, for the year ended October 31, 2000, were as follows:

                                                                              Proceeds of
                                                                               Sales and
              Portfolio                                     Purchases         Maturities
              ---------                                     ---------         -----------
              Schwab MarketManager Growth Portfolio         $419,416           $375,615
              Schwab MarketManager Balanced Portfolio        184,200            157,892
              Schwab MarketManager Small Cap Portfolio       224,960            196,179
              Schwab MarketManager International Portfolio   351,151            170,836

8.  EARLY WITHDRAWAL FEES

The early withdrawal fees are retained by the fund and are treated as a contribution to capital.

                                                                   Early withdrawal     Early withdrawal
                                                                  fees on redemption       fees as of
              Portfolio                                                proceeds*            10/31/00
              ---------                                           ------------------    ----------------
              Schwab MarketManager International Portfolio               1.50%                $156

* Attributable to shares purchased and held less than 180 days. Prior to May 1, 2000, no early withdrawal fees were charged.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:

Schwab MarketManager Growth Portfolio,
Schwab MarketManager Balanced Portfolio,
Schwab MarketManager Small Cap Portfolio, and
Schwab MarketManager International Portfolio,

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, Schwab MarketManager Small Cap Portfolio and Schwab MarketManager International Portfolio (four of the portfolios constituting Schwab Capital Trust)(hereafter collectively referred to as the "funds") at October 31, 2000, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 12, 2000

PROXY VOTING RESULTS (UNAUDITED)

SHAREHOLDERS OF THE FUNDS COVERED IN THIS REPORT APPROVED ALL PROPOSALS DESCRIBED IN THE MOST RECENT SCHWABFUNDS(R) PROXY SOLICITATION. A special meeting of the shareholders of Schwab Capital Trust was held on June 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.



                                                              FOR            WITHHELD
---------------------------------------------------------------------------------------
PROPOSAL 1

ELECTION OF TRUSTEES

Charles R. Schwab                                         289,830,691        68,146,593
Mariann Byerwalter                                        289,803,100        68,174,184
Jeremiah H. Chafkin                                       290,116,655        67,860,629
Donald F. Dorward                                         289,894,704        68,082,580
William A. Hasler                                         289,963,656        68,013,628
Robert G. Holmes                                          290,075,539        67,901,745
Steven L. Scheid                                          290,226,860        67,750,424
Gerald B. Smith                                           290,102,267        67,875,017
Donald R. Stephens                                        290,162,159        67,815,125
Michael W. Wilsey                                         290,227,986        67,749,298


                                                                      FOR               AGAINST         ABSTAINED 1
-------------------------------------------------------------------------------------------------------------------
PROPOSAL 2c1

TO APPROVE CHANGES TO RESTRICTIONS REGARDING BORROWING.

Schwab MarketManager International Portfolio                        4,957,733           156,947           659,481


PROPOSAL 2c2

TO APPROVE CHANGES TO RESTRICTIONS REGARDING LENDING.

Schwab MarketManager International Portfolio                        4,968,682           147,518           657,961


PROPOSAL 2c3

TO APPROVE CHANGES TO RESTRICTIONS REGARDING SENIOR SECURITIES.

Schwab MarketManager International Portfolio                        4,967,075           146,000           661,086


PROPOSAL 2d

TO APPROVE CHANGES TO RESTRICTIONS REGARDING DIVERSIFICATION.

Schwab MarketManager International Portfolio                        4,986,114           131,474           656,573

1 Includes broker non-votes.

                                                                      FOR               AGAINST         ABSTAINED 1
-------------------------------------------------------------------------------------------------------------------
PROPOSAL 2i

TO APPROVE CHANGES TO RESTRICTIONS
REGARDING INDUSTRY CONCENTRATION.

Schwab MarketManager International Portfolio                         4,966,707           150,897           656,557


PROPOSAL 2j

TO APPROVE CHANGES TO RESTRICTIONS REGARDING COMMODITIES,
FUTURES, AND REAL ESTATE.

Schwab MarketManager International Portfolio                         4,949,170           168,838           656,153


PROPOSAL 2k

TO APPROVE CHANGES TO RESTRICTIONS REGARDING UNDERWRITING OF
SECURITIES.

Schwab MarketManager International Portfolio                         4,980,827           134,253           659,081

1    Includes broker non-votes.

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.


METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET

www.schwab.com

SCHWAB BY PHONE(TM)

Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at
1-800-272-4922

MAIL

Write to SchwabFunds at:
P. O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

THE SCHWABFUNDS FAMILY


EQUITY INDEX FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(TM)
Schwab International Index Fund(R)

QUANTITATIVE/SECTOR FUNDS
Schwab Analytics Fund(R)
Schwab Focus Funds
     Communications Focus Fund
     Financial Services Focus Fund
     Health Care Focus Fund
     Technology Focus Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
     All Equity Portfolio
     Growth Portfolio
     Balanced Portfolio
     Conservative Portfolio
Schwab MarketManager Portfolios(R)
     Growth Portfolio
     Balanced Portfolio
     Small Cap Portfolio
     International Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)


1 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

SCHWABFUNDS(R)


INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
P.O. Box 7575, San Francisco, CA 94104-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2000 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. MKT3812-3 (12/00)